  As filed with the Securities and Exchange Commission on April 28, 2000



                                                             File No. 333-19189
                                                             File No. 811-08001

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [_]

               Pre-Effective Amendment No.                            [_]
               Post-Effective Amendment No.  5                        [X]


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

               Amendment No.  6                                       [X]

                       STATE FARM LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                       STATE FARM LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
             (Address of Depositor's Principal Executive Offices)

                 Depositor's Telephone Number: (309) 766-0886

                               Laura P. Sullivan
                      State Farm Life Insurance Company
                             One State Farm Plaza
                       Bloomington, Illinois  61710-0001
              (Name and Address of Agent for Service of Process)

                                   Copy to:
                           Stephen E. Roth, Esquire
                       Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2415

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

        [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
        [X] on May 1, 2000 pursuant to paragraph (b) of Rule 485
        [ ] 80 days after filing pursuant to paragraph (a)(1) of Rule 485
        [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

        [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:
Individual variable deferred annuity policies.

                                                                    May 1, 2000



Variable
Deferred Annuity








State Farm
Variable Deferred
Annuity Prospectus


[LOGO]
profile


                           PROFILE DATED MAY 1, 2000
                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY


                   STATE FARM LIFE INSURANCE COMPANY VARIABLE
                            ANNUITY SEPARATE ACCOUNT
                      OF STATE FARM LIFE INSURANCE COMPANY

                                 P.O. BOX 2307
                       BLOOMINGTON, ILLINOIS, 61702-2307
                     TELEPHONE: (888) 702-2307 (TOLL FREE)

THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING A POLICY. THE FULL PROSPECTUS THAT ACCOMPANIES THIS PROFILE MORE FULLY DESCRIBES THE POLICY. PLEASE READ THAT PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.


"We," "us," "our," and "State Farm" refer to State Farm Life Insurance Company.


"You" and "your" refer to the owner of a Policy.

1. WHAT IS THE POLICY?

The Policy is a contract between you and State Farm Life Insurance Company. State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. You purchase the Policy by paying an initial premium or by making periodic premium payments, or both, and you add money when you can. When you want annuity payments to begin, you choose an "Annuity Date," and we will start sending you payments. This profile also discusses other ways to access your money.


The Policy permits you to allocate premiums to six subdivisions, or "subaccounts," of the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account"). Each subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. The value of the premiums you allocate to the Funds will fluctuate depending on market conditions. Therefore, you bear the investment risk on your Policy value in the Funds. If you allocate premiums to our fixed account (the "Fixed Account"), we will guarantee principal and interest. The Policy value you accumulate before the Annuity Date will determine the amount of annuity payments you receive.


The Policy offers important features. The Funds are professionally managed. Your earnings generally grow tax-free until withdrawn, but if you withdraw money before you are 59 1/2 years old, you may have to pay income tax and an additional 10% tax penalty. When you decide you want to start receiving annuity payments, you can choose an annuity option that will provide you with a lifetime income.


In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.


2. WHAT ARE MY ANNUITY OPTIONS?

When you want to begin receiving annuity payments, you can choose from four annuity options:

LIFE ANNUITY -- You will receive payments as long as the Annuitant lives (for example, if you have named yourself as the Annuitant, you will receive payments for as long as you live).

LIFE ANNUITY WITH CERTAIN PERIOD -- You will receive payments as long as the Annuitant lives or to the end of the certain period, if longer.

JOINT AND LAST SURVIVOR LIFE ANNUITY -- You will receive payments as long as the Annuitant or a second designated person (such as your spouse) is alive.

FIXED YEAR ANNUITY -- You will receive payments for the number of years you select.

We will use the money you accumulate under your Policy to provide annuity payments.

You tell us how much of your money to apply to fixed annuity payments and how much to apply to variable annuity payments. We will allocate Policy value that you apply to provide fixed annuity payments to the Fixed Account. Under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," the amount of each annuity payment will be the same. Under the "fixed years" annuity option, the payments will never be less than the minimum payment stated in the Policy.

We will allocate Policy value that you apply to provide variable annuity payments to the Funds you select, and the amount of each annuity payment will vary according to the investment performance of those Funds.

3. HOW DO I PURCHASE A POLICY?

You can purchase a Policy through any one of our authorized agents. Under most circumstances, the minimum initial premium for a non-tax-qualified Policy is $1,200 and $600 for tax-qualified Policies. (If you participate in one of our special monthly payment plans, you may pay monthly premiums of $100 or more for non-tax-qualified plans and $50 or more for tax-qualified plans). The minimum initial premium requirements are higher if you are age 66 or more. You may pay additional premiums of at least $50 at any time before the Annuity Date.

                                                                       1 -------

To purchase a tax-qualified Policy, generally you must be at least 16 years old and not older than age 70 (age 85 for a Roth IRA, age 75 for a Roth IRA in Pennsylvania). You may purchase a non-tax-qualified Policy if you are not more than 85 years old (75 years old in Pennsylvania).


4. WHAT ARE MY ALLOCATION OPTIONS?

There are seven different allocation options under the Policy. You can allocate premiums to one or more of the six "subaccounts" of the Variable Account. Each subaccount, in turn, invests in a corresponding Fund of the State Farm Variable Product Trust. The six Funds are:

    - Large Cap Equity Index Fund

    - Small Cap Equity Index Fund

    - International Equity Index Fund

    - Stock and Bond Balanced Fund

    - Bond Fund

    - Money Market Fund

You can also allocate premiums to the Fixed Account. We will pay you interest on your Policy value in the Fixed Account at an effective annual rate of at least 3%.

5. WHAT ARE THE EXPENSES UNDER THE POLICY?

Insurance Charges. Once each year, we deduct a $30 Annual Administrative Fee. We currently waive this charge if the amount of total premiums you have paid is at least $50,000.

We also deduct a daily mortality and expense risk charge from the assets of the Variable Account, currently equal on an annual basis to 1.15%.

Surrender Charge. State Farm may deduct a surrender charge (1) when you make a withdrawal or surrender the Policy, (2) when you take annuity payments, or
(3) when we pay proceeds upon your death (unless you are also the Annuitant). We will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity." We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant's death, regardless of how many Policy years have elapsed or how the Death Benefit is paid. We calculate the surrender charge as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year.


Fund Expenses. There are Fund expenses, which, in 1999, ranged on an annual basis from 0.34% to 0.75% of the average daily value of your money invested in the Funds.


The following chart is designed to help you understand the expenses that you will pay under the Policy.


The column "Total Annual Insurance Charges" shows the total of the $30 Annual Administrative Fee (which, for purposes of the chart, is assumed to be 0.45% of the value of an average Policy which is assumed to be $6,700) and the 1.15% mortality and expense risk charge.


The column "Total Annual Fund Charges" shows the investment charges for each Fund. The charges shown for each Fund reflect the fact that the investment adviser to the Funds has agreed to bear the expenses incurred by a Fund (other than the Stock and Bond Balanced Fund and the International Equity Index Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitations are voluntary and the adviser may terminate them at any time.

The column "Total Annual Charges" shows the combined total of the Total Annual Insurance Charges and Total Annual Fund Charges columns.


The next two columns show you two examples of the charges, in dollars, you would pay under a Policy for each $1,000 you paid when you purchased the Policy. The examples use the average Policy Accumulation Value of $6,700 and assume that the Annual Administrative Fee is 0.45% and that your Policy earns 5% annually before charges. For more information about the expenses under the Policy, refer to the "Fee Table" in the full prospectus that accompanies this Profile.



                                                                           IF YOU SURRENDER
                                                                             OR ANNUITIZE
                                                                          YOUR POLICY AT THE      ALL CHARGES
                                TOTAL                                     END OF 1 YEAR YOU        EXCLUDING
                               ANNUAL                                       WOULD PAY THE      SURRENDER CHARGES,
                              INSURANCE   TOTAL ANNUAL       TOTAL            FOLLOWING          ASSESSED OVER
FUND(1)                        CHARGES    FUND CHARGES   ANNUAL CHARGES        EXPENSES         A 10 YEAR PERIOD
Large Cap Equity Index Fund     1.60%        0.34%           1.94%                $92                 $231

Small Cap Equity Index Fund     1.60%        0.50%           2.10%                $94                 $248

International Equity Index
Fund                            1.60%        0.75%           2.35%                $96                 $274

Money Market Fund               1.60%        0.50%           2.10%                $94                 $248

Bond Fund                       1.60%        0.60%           2.20%                $95                 $259

Stock and Bond Balanced Fund    1.60%        0.44%(1)        2.04%                $93                 $242


(1) The investment adviser to the Funds has agreed not to be paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to bear any other expenses incurred by the Stock and Bond Balanced Fund. (The investment adviser may change this at any time.) However, the investment adviser will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests -- the Large Cap Equity Index Fund and the Bond Fund. Under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate investment advisory fee can be derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table above. The underlying funds will also incur other expenses of up to 0.10% (up to 0.20% for the International Equity Index Fund) which are also reflected in the table above.

---------
       2

6. HOW WILL MY INVESTMENT IN THE POLICY BE TAXED?

You should consult a qualified tax adviser with regard to your Policy. Generally, taxation of earnings under variable annuities is deferred until amounts are withdrawn and distributions made. The deferral of taxes on earnings under variable annuity policies is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income and in certain circumstances may be subject to a 10% penalty tax.

7. HOW DO I ACCESS MY MONEY?

Prior to the Annuity Date, you can choose among several different options if you want to take money out of your Policy:

    - You can withdraw part of your money (a surrender charge may apply).

    - You can surrender the Contract, taking the proceeds as a single lump sum payment or applying the proceeds to an annuity option (a surrender charge may apply).

    - You can also take withdrawals using our systematic withdrawal program (a surrender charge may apply).

After the Annuity Date, if you have selected the "fixed year" annuity option, you may request withdrawals.

The amount of the surrender charge that may apply to withdrawals and surrenders you take before the Annuity Date ranges from 7% of the amount withdrawn or surrendered in the first Policy Year to 0% in the eighth Policy Year. Withdrawals and surrenders may be subject to income tax and to a tax penalty.

8. HOW IS THE PERFORMANCE OF THE POLICY PRESENTED?


The value of your Policy will fluctuate depending on the investment performance of the Funds in which your selected Subaccounts invest. State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DONOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a Subaccount's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. More detailed information about performance data appears in the Statement of Additional Information.


9. DOES THE POLICY HAVE A DEATH BENEFIT?


The Policy offers a minimum Death Benefit if the Annuitant dies before the Annuity Date. The amount of the Death Benefit will be the greater of (1) the sum of all premiums paid less any withdrawals and less any applicable surrender charges on those withdrawals, or (2) the Policy Accumulation Value. We will determine both amounts as of the end of the Valuation Period during which we receive due proof of death.


10. WHAT OTHER INFORMATION SHOULD I KNOW?

The Policy has several additional features, including the following:

Free-Look Right. You have a "free-look right"; that is, the right to return the Policy to us at our Home Office or to an authorized State Farm agent and have us cancel the Policy within a certain number of days (usually 10 days from the date you receive the Policy, but some states require different periods). If you exercise this right, we will cancel the Policy as of the day of mailing or delivery and send you a refund equal to the greater of (1) the premiums paid under the Policy, or (2) your Policy value (without the deduction of a surrender charge). We allocate all premiums to the Fixed Account during the free-look period. For this purpose, we assume your free-look period starts 10 days after we issue your Policy.

Transfers. On or before the Annuity Date, you may transfer Policy value from one Subaccount to another Subaccount(s) or to the Fixed Account. The minimum amount of Policy value that may be transferred from a Subaccount is $250, or, if less, the entire Policy value in that Subaccount. You may also transfer Policy value from the Fixed Account to another Subaccount(s), but only once each Policy year and only during the 30-day period following the end of each Policy year. The maximum amount that you may transfer from the Fixed Account is generally the greater of 25% of the Policy value in the Fixed Account or $1,000.

After the Annuity Date the only type of transfer permitted is a transfer of annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only applies if variable annuity payments have been elected.

Dollar-Cost Averaging. Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the Money Market Fund or the Subaccount investing in the Bond Fund to any Subaccounts and/or the Fixed Account, subject to certain limitations.

Portfolio Rebalancing Program. The Portfolio Rebalancing program will reallocate on a periodic basis your Policy value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.

Systematic Withdrawal Program. Our systematic withdrawal program provides an automatic monthly, quarterly, semi-annual or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. Surrender charges may apply and certain restrictions apply.

11. HOW CAN I MAKE INQUIRIES?

If you need further information about the Policy, please write us at our home office, call us at (888) 702-2307 (toll free), or contact an authorized State Farm Agent. The address of our home office is:

      State Farm Life Insurance Company
      P.O. Box 2307
      Bloomington, IL 61702-2307
      Telephone: (888) 702-2307 (Toll free)

                                                                       3 -------
prospectus

                          PROSPECTUS DATED MAY 1, 2000
                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY
               STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY
                                SEPARATE ACCOUNT
                      OF STATE FARM LIFE INSURANCE COMPANY
                                 P.O. BOX 2307
                        BLOOMINGTON, ILLINOIS 61702-2307
                     TELEPHONE: (888) 702-2307 (TOLL FREE)


UNLESS OTHERWISE INDICATED, THIS PROSPECTUS DESCRIBES THE POLICY'S OPERATION BEFORE THE ANNUITY DATE. PLEASE REFER TO THE INDEX OF TERMS FOR DEFINITIONS OF CERTAIN TERMS USED IN THIS PROSPECTUS.

State Farm Life Insurance Company ("State Farm," "we," "us," or "our") is offering the individual variable deferred annuity policy described in this prospectus. State Farm designed the variable annuity policy (the "Policy") to be both an investment vehicle and a source of lifetime retirement income. The purchaser of a Policy (the "Owner," "you," or "your") can purchase the Policy by making a minimum initial premium payment, by making periodic payments under a special monthly purchase plan, or both.


To purchase a tax-qualified Policy, generally you must be at least 16 years old and not older than age 70 (age 85 for a Roth IRA, age 75 for a Roth IRA in Pennsylvania). You may purchase a non-tax-qualified Policy if you are not more than 85 years old (75 years old in Pennsylvania).


The Owner determines the amount and timing of additional premium payments, and may allocate premiums and transfer Policy Accumulation Value

    - to the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account"), and

    - to State Farm's general account (the "Fixed Account").

The Variable Account is divided into subaccounts (each, a "Subaccount"). Each Subaccount invests in a corresponding investment portfolio ("Fund") of State Farm Variable Product Trust (the "Trust"). The Funds currently available are:

    - Large Cap Equity Index Fund

    - Small Cap Equity Index Fund

    - International Equity Index Fund

    - Bond Fund

    - Money Market Fund

    - Stock and Bond Balanced Fund

The accompanying prospectus for the Trust describes each of the portfolios, including the risks of investing in each portfolio, and provides other information about the Trust.

The Policy provides for a Cash Surrender Value. Because this value is based on the performance of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid. The Policy also permits withdrawals, within certain limits.

The Policy provides additional benefits including:

    - four annuity options

    - a minimum Death Benefit upon the Annuitant's death

    - dollar cost averaging, portfolio rebalancing and systematic withdrawal programs.

This prospectus sets forth information about the Policy and the Variable Account that you should know before purchasing a Policy. Please read this prospectus carefully and retain it for future reference. A prospectus or prospectus profile for the State Farm Variable Product Trust must accompany this prospectus and should be read in conjunction with this prospectus.


A Statement of Additional Information ("SAI") contains additional information about the Policy and the Variable Account. We filed the SAI with the Securities and Exchange Commission and the SAI has the same date as this prospectus. The SAI is incorporated herein by reference. The Table of Contents for the SAI is on page 19 of this prospectus. You may obtain a free copy of the SAI by writing to or calling State Farm at the address or phone number shown above. The SEC maintains an Internet site at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Policy and the Variable Account.


INTERESTS IN THE POLICIES AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY A BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THE POLICIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

table of contents

                               TABLE OF CONTENTS


INDEX OF TERMS                                                                       2
FEE TABLE                                                                            3
EXAMPLE                                                                              4
CONDENSED FINANCIAL INFORMATION                                                      5
   1. What is the Policy?                                                            6
   2. What are my Annuity Options?                                                   6
   3. How Do I Purchase A Policy?                                                    7
     Applying for a Policy                                                           7
     Initial Premium                                                                 7
     Issuance of a Policy                                                            7
     Exchange Privilege: Variable Deferred Annuity                                   7
     Free-Look Right to Cancel Policy                                                7
     Making Additional Premium Payments                                              8
   4. What Are My Allocation Options?                                                8
     Premium Allocations                                                             8
     Subaccount Options                                                              8
     Fixed Account Option                                                            9
     Transfers                                                                       9
     Dollar-Cost Averaging                                                           9
     Portfolio Rebalancing Program                                                   9
     Policy Accumulation Value                                                      10
     Cash Surrender Value                                                           10
     Subaccount Policy Accumulation Value                                           10
     Accumulation Unit Value                                                        10
     Net Investment Factor                                                          10
     Fixed Policy Accumulation Value                                                10
   5. What are the Expenses Under the Policy?                                       10
     Surrender Charge                                                               11
     Annual Administrative Fee                                                      11
     Transfer Processing Fee                                                        11
     Mortality and Expense Risk Charge                                              11
     Fund Expenses                                                                  11
   6. How Will My Investment in the Policy
     be Taxed?                                                                      11
     Introduction                                                                   11
     Tax Status of the Policies                                                     12
     Tax Treatment of Annuities                                                     12
     Taxation of Non-Qualified Policies                                             12
     Taxation of Qualified Policies                                                 13
     Other Tax Consequences                                                         14
   7. How Do I Access My Money?                                                     14
     Withdrawals                                                                    14
     Surrenders                                                                     15
     Systematic Withdrawal Program                                                  15
     Requesting Payments and Telephone
     Transactions                                                                   15
   8. How Is the Performance of the Policy
     Presented?                                                                     16
   9. Does the Policy Have A Death Benefit?                                         16
  10. What Other Information Should I Know?                                         17
     State Farm and the Variable Account                                            17
     Modification                                                                   18
     Distribution of the Policies                                                   18
     Legal Proceedings                                                              18
     Reports to Policy Owners                                                       18
     Insurance Marketplace Standards Association                                    18
     Financial Statements                                                           18
  11. How Can I Make Inquiries?                                                     18
Table of Contents of the Statement of Additional Information                        19


             THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.
                    THIS PROSPECTUS CONSTITUTES AN OFFERING
                ONLY IN THOSE JURISDICTIONS WHERE SUCH OFFERING
                             MAY LAWFULLY BE MADE.

                                                                       1 -------
terms

INDEX OF TERMS

ACCUMULATION UNIT -- A unit of measure used to calculate Variable Policy Accumulation Value.

ACCUMULATION UNIT VALUE -- The value of a Subaccount's Accumulation Unit. A Subaccount's Accumulation Unit Value varies to reflect the performance of the underlying Fund, and may increase or decrease from Valuation Day to Valuation Day.

ANNUITANT -- The person whose life determines the Annuity Payments payable under the Policy and whose death determines the Death Benefit.

ANNUITY DATE -- You may choose this date, which can be no later than the Final Annuity Date. If a Death Benefit is payable and an annuity option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive due proof of the Annuitant's death. Payment intervals start on this date. The first annuity payment is at the end of the first payment interval.

CASH SURRENDER VALUE -- The Policy Accumulation Value less any applicable Surrender Charge and less any applicable Annual Administrative Fee.

CODE -- The United States Internal Revenue Code of 1986, as amended.

FINAL ANNUITY DATE -- The Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania).

FIXED ACCOUNT -- Part of our General Account to which you may transfer Policy Accumulation Value or allocate premium payments under a Policy.

FIXED ANNUITY PAYMENT -- An annuity payment supported by our General Account. Under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," the amount of each annuity payment will be the same. Under the "fixed years" annuity option, the payments will never be less than the minimum stated in the Policy.

FIXED POLICY ACCUMULATION VALUE -- The Policy Accumulation Value in the Fixed Account.


FUND -- An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.


GENERAL ACCOUNT -- Our assets not allocated to the Variable Account or any other separate account.

HOME OFFICE -- P.O. Box 2307, Bloomington, Illinois 61702-2307. Telephone:
(888) 702-2307 (toll free).

INITIAL PREMIUM PAYMENT -- The amount shown in the Policy that you paid on the Policy Date.

NET ASSET VALUE PER SHARE -- The value per share of any Fund on any Valuation Day. The prospectus for the Trust describes the method of computing the Net Asset Value Per Share.

PAYEE -- If the Annuitant dies prior to the Annuity Date and a Death Benefit is payable, the payee is the beneficiary(ies) shown in the application, unless changed. If you cash surrender the Policy, the payee is the person(s) that you have named. A payee can be other than a natural person only if we agree.

POLICY ACCUMULATION VALUE -- The sum of the Variable Policy Accumulation Value and the Fixed Policy Accumulation Value.

POLICY DATE -- The effective date of this Policy.

POLICY MONTH, YEAR, OR ANNIVERSARY -- Each Policy Month, Year, or Anniversary is measured from the Policy Date.

REQUEST -- A written request signed by the person making the request. Such request must be sent to and received by us and be in a form acceptable to us. We may, in our sole discretion, accept telephone requests in connection with certain transactions, in accordance with rules and procedures we establish.

SEC -- The United States Securities and Exchange Commission.

SUBACCOUNT -- A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT POLICY ACCUMULATION VALUE -- The Policy Accumulation Value in a Subaccount.

SUCCESSOR OWNER -- Your Successor Owner is named in the application if you are not the Annuitant.


VALUATION DAY -- Each day on which both the New York Stock Exchange and the Home Office are open for business except for a day that a Subaccount's corresponding Fund does not value its shares.


VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT -- A separate account of ours consisting of Subaccounts to which you may allocate premium payments or transfer Policy Accumulation Value.

VARIABLE ANNUITY PAYMENT -- An annuity payment that may vary in amount from one payment to the next with the investment experience of one or more Subaccounts you have chosen to support such payments.

VARIABLE POLICY ACCUMULATION VALUE -- The sum of all Subaccount Policy Accumulation Values.

---------
       2

FEE TABLE

The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Policy.

 POLICY OWNER TRANSACTION EXPENSES

   Surrender Charge (1)

YEAR                                                 % OF AMOUNT WITHDRAWN
1                                                              7%

2                                                              6%

3                                                              5%

4                                                              4%

5                                                              3%

6                                                              2%

7                                                              1%

8 and over                                                     0%

Transfer Processing Fee                            No charge for first 12
                                                   transfers
                                                   in a Policy Year;
                                                   thereafter, State Farm may
                                                   charge a $25 fee per
                                                   transfer

Annual Administrative Fee                          $30 (waived if total
                                                   premiums paid are at least
                                                   $50,000)

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF VARIABLE ACCOUNT VALUE)
Mortality and Expense Risk Charge                           1.15%(2)


    (1) After the first Policy Year, you may withdraw a portion of your Policy Accumulation Value without incurring a surrender charge. This amount is called the "Free Withdrawal Amount." The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. If the entire 10% is not withdrawn in a particular Policy Year, the unused Free Withdrawal Amount does not carry over to the next Policy Year. The surrender charge may be waived in certain additional circumstances. We cannot deduct more than 8 1/2% of the total premiums you have paid under the Policy. See "Surrender Charge," page 11.



    (2) The amount shown in the Fee Table reflects the mortality and expense risk charge currently charged. The maximum mortality and expense risk charge that we can charge is 1.25%. See "Mortality and Expense Risk Charge," page 11.


TABLE A
FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


The investment advisory fees shown below are the actual amounts incurred in the fiscal year ended December 31, 1999 for each of the Funds. The Stock and Bond Balanced Fund invests primarily in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund will not pay investment advisory fees directly, but will indirectly bear its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund will be net of these fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate investment advisory fee was derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table below and for purposes of the Example below.


By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds' Other Expenses and will incur its own Other Expenses. Other Expenses reflect the fact that the investment adviser to the Funds has agreed to bear the expenses incurred by each Fund (other than the International Equity Index Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets, and that the investment adviser to the Funds has

                                                                       3 -------
agreed to bear all of the Stock and Bond Balanced Fund's own Other Expenses. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time.


                              INVESTMENT             OTHER EXPENSES               TOTAL ANNUAL EXPENSES
FUND                         ADVISORY FEES   (AFTER EXPENSE LIMITATION) (3)   (AFTER EXPENSE LIMITATION) (3)
Large Cap Equity Index
Fund                              0.26%                    0.08%                            0.34%
Small Cap Equity Index
Fund                              0.40%                    0.10%                            0.50%
International Equity Index
Fund                              0.55%                    0.20%                            0.75%
Money Market Fund                 0.40%                    0.10%                            0.50%
Bond Fund                         0.50%                    0.10%                            0.60%
Stock and Bond Balanced
Fund                              0.36%                    0.08%                            0.44%



(3) Absent this expense limitation, Other Expenses for the Small Cap Equity Index Fund, International Equity Index Fund, Bond Fund, and Money Market Fund would be 0.22%, 0.39%, 0.12% and 0.13%, respectively.


EXAMPLE


The purpose of the following Example is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. The Example is calculated based on the fees and charges shown in the tables above. For a more complete description of these expenses, see "What are the expenses under the Policy?" beginning on page 10 of this prospectus, and see the prospectus for the Trust. The Example uses the average Policy Accumulation Value of $6,700 so that the Annual Administration Fee is 0.45%. The tables above and the Example do not reflect transfer processing fees. You might incur transfer processing fees if you make more than twelve transfers in a Policy Year. See "Transfer Processing Fee," page 11. The Example assumes you have invested all your money in the Variable Account.


YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000
INITIAL PREMIUM, ASSUMING A 5% ANNUAL RETURN ON    1. IF YOU SURRENDER OR ANNUITIZE YOUR
ASSETS AND THE CHARGES AND EXPENSES LISTED IN THE  POLICY AT THE END OF THE STATED TIME
FEE TABLE ABOVE:                                   PERIOD:
SUBACCOUNT                                         1 YR       3 YRS      5 YRS      10 YRS
Large Cap Equity Index                               $92        $112       $138       $231
Small Cap Equity Index                               $94        $116       $147       $248
International Equity Index                           $96        $124       $159       $274
Bond                                                 $95        $119       $152       $259
Money Market                                         $94        $116       $147       $248
Stock and Bond Balanced                              $93        $115       $144       $242

YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000
INITIAL PREMIUM, ASSUMING A 5% ANNUAL RETURN ON    2. IF YOU DO NOT SURRENDER OR ANNUITIZE
ASSETS AND THE CHARGES AND EXPENSES LISTED IN THE  YOUR POLICY AT THE END OF THE STATED
FEE TABLE ABOVE:                                   TIME PERIOD:
SUBACCOUNT                                         1 YR       3 YRS      5 YRS      10 YRS
Large Cap Equity Index                               $20        $62        $107       $231
Small Cap Equity Index                               $22        $67        $115       $248
International Equity Index                           $24        $75        $128       $274
Bond                                                 $23        $70        $121       $259
Money Market                                         $22        $67        $115       $248
Stock and Bond Balanced                              $21        $65        $112       $242


Please do not consider the Example as a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual rate of return is hypothetical and you should not consider it a representation of past or future annual returns, which may be greater or less than this assumed rate.

---------
       4

CONDENSED FINANCIAL INFORMATION


The following table shows the value of an Accumulation Unit for each Sub-Account and the number of outstanding accumulation units since the Variable Account began operations through the fiscal year ending December 31, 1999. Please read the information in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.






                                                                  YEAR ENDED DECEMBER 31,
                                                                ----------------------------
                                                                   1999              1998
                                                                ----------        ----------
Large Cap Equity Index
  Accumulation unit value at Beginning of period                    $12.29            $10.00
  Accumulation unit value at end of period                          $14.62            $12.29
  Number of Accumulation units Outstanding at end of period      9,589,062         2,268,943
Small Cap Equity Index
  Accumulation unit value at Beginning of period                     $9.66            $10.00
  Accumulation unit value at end of period                          $11.48             $9.66
  Number of Accumulation units Outstanding at end of period      4,144,714         1,165,426
Bond
  Accumulation unit value at Beginning of period                    $10.56            $10.00
  Accumulation unit value at end of period                          $10.38            $10.56
  Number of Accumulation units Outstanding at end of period      3,763,800         1,087,170
Money Market
  Accumulation unit value at Beginning of period                    $10.36            $10.00
  Accumulation unit value at end of period                          $10.77            $10.36
  Number of Accumulation units Outstanding at end of period      2,247,788           780,327
International Equity
  Accumulation unit value at Beginning of period                    $11.20            $10.00
  Accumulation unit value at end of period                          $13.97            $11.20
  Number of Accumulation units Outstanding at end of period      4,189,443         1,082,873
Stock and Bond Balanced
  Accumulation unit value at Beginning of period                    $11.35            $10.00
  Accumulation unit value at end of period                          $12.55            $11.35
  Number of Accumulation units Outstanding at end of period      2,570,571           472,461


FINANCIAL STATEMENTS -- The Statement of Additional Information includes financial statements for the Variable Account and State Farm, and the reports of the independent accountants.

                                                                       5 -------
options

1. WHAT IS THE POLICY?


The Policy is an individual variable deferred annuity policy that State Farm Life Insurance Company offers. Under the terms of the Policy, we promise to pay you annuity payments after the Annuity Date. Until the Annuity Date, you may pay premiums under the Policy, and you will generally not be taxed on increases in the value of your Policy as long as you do not take distributions. When you use the Policy in connection with a tax-qualified retirement plan, federal income taxes may be deferred on your premium payments, as well as on increases in the value of your Policy. See "How Will My Investment in the Policy be Taxed?," page 11. The Policy may not be available in all states.


When you pay premiums, you can allocate those premiums to one or more of the six subdivisions (also known as "Subaccounts") of the Variable Account. When you allocate premiums to a Subaccount(s), we will invest those premiums solely in the Fund(s), as you direct. Your Policy value in a Subaccount, called the "Subaccount Policy Accumulation Value," will vary according to the performance of the corresponding Fund(s). Depending on market conditions, your Subaccount Policy Accumulation Value in each Subaccount could increase or decrease. The total of the Subaccount Policy Accumulation in each Subaccount is called the Variable Policy Accumulation Value.


You can also allocate premiums to our Fixed Account. Your Policy value in the Fixed Account is called the Fixed Policy Accumulation Value. When you allocate premium to the Fixed Account, we guarantee principal and interest. See "Fixed Account Option," page 9.



You can request that we transfer Policy Accumulation Value from one account to another, subject to certain conditions. See "Transfers," page 9.


2. WHAT ARE MY ANNUITY OPTIONS?

    - You choose the Annuity Date when you want annuity payments to begin. The Annuity Date must come on or before the Final Annuity Date, which is the Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania). You select an annuity option from those listed below, and indicate whether you want your annuity payments to be fixed or variable or a combination of fixed and variable.

    - If you do not select an annuity option for the Cash Surrender Value by the Final Annuity Date, we will pay you the Cash Surrender Value under Annuity Option 1.

    - On the Annuity Date, we will use the Cash Surrender Value under the Policy to provide annuity payments.

If your Policy has been in force for at least five Policy Years, and you choose a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," we will not deduct a surrender charge. Unless you request otherwise, we will provide variable annuity income using any money that you have invested in the Subaccounts, and we will provide a fixed annuity income using any money that you have invested in the Fixed Account.

We will base your first annuity payment, whether fixed or variable, on the amount of proceeds applied under the annuity option you have selected and on "annuity purchase rates" based on the Annuitant's age and sex and, if applicable, upon the age and sex of a second designated person. The annuity purchase rate that we apply will never be lower than the rate shown in your Policy.

If you have told us you want fixed annuity payments, under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," the amount of each annuity payment will be the same. Under the "fixed years" annuity option, the payments will never be less than the minimum payment stated in the Policy.

If you told us you want variable annuity payments, the amount of variable annuity payments will vary according to the investment performance of the Funds you have selected to support your variable annuity payments.

You can choose either 1, 3, 6, or 12 month intervals to receive annuity payments. Payment intervals start on the Annuity Date. The first annuity payment is made at the end of the first payment interval. If any payment would be less than $100, we may change the payment interval to the next longer interval. If on the Annuity Date the payment for the 12 month interval is less than $100, we may pay the Cash Surrender Value on that date in one sum.

---------
       6
investing

We may require satisfactory proof that the Annuitant is living when each annuity payment is due. If proof is required, payments will stop until such proof is given. If any payment is made by check and the Annuitant personally endorses the check on or after the date on which such payment is due, no other proof will be required.

If you have selected the "fixed years" annuity option, you may request withdrawals at any time.

The available annuity options are:

Option 1 -- Life Annuity. Payments will be made to you at the end of each payment interval as long as the Annuitant lives.

Option 2 -- Life Annuity with Certain Period. Payments will be made to you at the end of each payment interval as long as the Annuitant lives or to the end of the certain period, if longer. The certain period can be any number of years from 5 to 20. You must choose the number of years if you choose this option. However, for payments under a tax-qualified plan, the certain period cannot exceed the life expectancy of the Owner.

Option 3 -- Joint and Last Survivor Life Annuity. Payments will be paid to you at the end of each payment interval as long as the Annuitant or a second designated person is alive. You must name the second person on or before the Annuity Date.

Option 4 -- Fixed Years. Payments will be made to you at the end of each payment interval for the number of years chosen. You must choose the number of years from 5 to 30. However, for payments under a tax-qualified plan, the number of years chosen cannot exceed the life expectancy of the Owner.

You may elect State Farm's "Additional Deposit Rider." This feature is available only in connection with certain tax-qualified Policies. The Additional Deposit Rider permits you to make a single premium payment at the time you select an Annuity Option in order to increase the amount of payment under the annuity option you select. We deduct an additional charge from the premium payment for this rider.

3. HOW DO I PURCHASE A POLICY?

Applying for a Policy. To purchase a Policy, you must

    - complete an application and submit it to an authorized State Farm agent, and

    - pay an initial premium at least equal to the minimum required and/or make periodic payments under a special monthly payment plan.

See "Initial Premium," below. We reserve the right to reject an application for any lawful reason.

Initial Premium. You may purchase the Policy to use in connection with tax-qualified plans, or on a non-tax-qualified basis.

    - To purchase a non-tax-qualified Policy, you may not be more than 85 years old (75 years old in Pennsylvania) on the Policy Date.


    - To purchase a tax-qualified Policy, generally you must be at least 16 years old and not older than 70 years old (85 years old for Roth IRA, age 75 for a Roth IRA in Pennsylvania) on the Policy Date.


You must also make a minimum initial premium payment or make periodic payments under a special monthly payment plan, depending on how old you are and whether you are purchasing a tax-qualified or non-tax-qualified Policy, as shown in the following table:

                                ISSUE AGE        ISSUE AGE
                                  0-65           66 OR MORE

Minimum initial premium
required for
non-tax-qualified policy         $1,200           $ 5,000
                             ($100 PER MONTH
                           FOR SPECIAL MONTHLY
                              PAYMENT PLAN)

Minimum initial premium
required for
tax-qualified policy              $600            $25,000
                             ($50 PER MONTH      ($2,000
                           FOR SPECIAL MONTHLY   FOR ROTH
                              PAYMENT PLAN)        IRA)

Issuance of a Policy. Once we receive your initial premium and your completed application at our Home Office, we will usually issue your Policy within two Valuation Days. However, if you did not give us all the information we need, we will try to contact you to get the additional needed information. If we cannot complete the application within five Valuation Days, we will either send your money back or obtain your permission to keep your money until we receive all the necessary information.

The Policy Date of your Policy will be the date we receive the initial premium, except when we receive the premium on the 29th, 30th, or 31st of any month. The Policy Date of these Policies will be the 28th of that month.

Exchange Privilege: Variable Deferred Annuity. State Farm will permit the policy owner of a State Farm deferred annuity contract which has not yet been annuitized to exchange such contract for a Policy. If you exchange a State Farm deferred annuity for a Policy, State Farm will waive any surrender charge on the deferred annuity. We can change this program at any time.

Free-Look Right to Cancel Policy. During your "free-look" period, you may cancel your Policy. The free-look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm or

                                                                       7 -------
to an authorized State Farm agent. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. You will receive a refund equal to the greater of:

        (1) the premium payments made under the Policy during the free-look period; or

        (2) the Policy Accumulation Value (without the deduction of a surrender charge) at the end of the Valuation Period when we receive the Policy at our Home Office (if you return the Policy to the Home Office), or when our agent receives the Policy (if you return the Policy to the agent) for cancellation.

Making Additional Premium Payments. You may pay additional premiums of $50 or more at any time before the Annuity Date. You may arrange to pay monthly premiums via automatic deduction from your checking account. For any premium we receive after the Policy Date, State Farm will credit the premium to the Policy as of the end of the Valuation Period when we receive the premium at our Home Office. We reserve the right to refuse a premium if total premiums paid in a Policy Year would exceed $30,000.

4. WHAT ARE MY ALLOCATION OPTIONS?

Premium Allocations. When you apply for a Policy, you specify the percentage of premium you wish to allocate to each Subaccount of the Variable Account and to the Fixed Account.

    - Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

    - You can change the allocation percentages at any time by sending a satisfactory written or telephone request to our Home Office (provided we have your telephone authorization on file). The change will apply to all premiums received at the same time or after we receive your request.

Until the free-look period expires, we allocate all premiums to the Fixed Account. At the end of this period, we transfer Policy Accumulation Value to the Subaccounts and/or leave it in the Fixed Account based on the premium allocation percentages in effect at the time of the transfer. For this purpose, we assume your free-look period begins 10 days after we issue your Policy. The transfer from the Fixed Account to the Subaccounts upon the expiration of the free-look period does not count as a transfer for any other purposes under the Policy.

Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). State Farm Investment Management Corp. ("SFIM") serves as the investment adviser of the Trust and conducts the business and affairs of the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds. The paragraphs below summarize the investment objective(s) of each of the Funds in which Subaccounts invest. There is no assurance that any Fund will meet its objective(s).

    - The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's Composite Index of 500 Stocks-Registered Trademark-(2). This Fund will pursue its objective by investing primarily on a capitalization-weighted basis in the securities that make up the S&P 500.

    - The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index-Registered Trademark-(3). This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.

    - The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index-Registered Trademark- (the "EAFE Free")(4). This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.

    - The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.

    - The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust's Large Cap Equity Index Fund and the Bond Fund.

    - The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will

(2) Standard & Poor's-Registered Trademark-, S&P-Registered Trademark-,
S&P 500-Registered Trademark-, Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product and the Funds. (For more information regarding the S&P 500 Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

(3) The Russell 2000-Registered Trademark- Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Russell 2000 Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

(4) The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE-Registered Trademark- Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Morgan Stanley Capital International EAFE Free Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

---------
       8
      pursue its objective by investing exclusively in high quality money market instruments. THE U.S. GOVERNMENT DOES NOT INSURE OR GUARANTEE AN INVESTMENT IN THE MONEY MARKET FUND. This Fund will attempt to maintain a stable net asset value of $1.00 per share, BUT THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.


The accompanying prospectus for the Trust contains further information about the Funds. Please read the Trust's prospectus in conjunction with this prospectus. See also "The Trust," page 17.



Fixed Account Option. The Fixed Account is part of our General Account. It is not a separate account. We credit amounts you allocate to the Fixed Account with interest for the period of allocation at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3% per year, compounded annually. The current interest rate is the Guaranteed Interest Rate plus any excess interest rate. We determine periodically the current interest rate and the guarantee period for that rate. Each guarantee period will be at least one year. You assume the risk that interest credited thereafter may not exceed the guaranteed rate of 3% per year. See "State Farm's Fixed Account Option," page 17. There are significant limits on your right to transfer Policy Accumulation Value from the Fixed Account. See "Transfers," below.


Transfers. Prior to the earlier of the Annuity Date or the date the Annuitant dies, you may transfer Policy Accumulation Value from and among the Subaccounts at any time after the end of the free-look period. The minimum amount that you may transfer from a Subaccount is $250, or, if less, the entire Policy Accumulation Value held in that Subaccount.

You may transfer Fixed Policy Accumulation Value from the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers from the Fixed Account do not carry over to the next Policy Year. The maximum transfer amount is the greater of 25% of the Fixed Policy Accumulation Value on the date of the transfer or $1,000, unless waived by us. The minimum amount transferred must be at least $250, or, if less, the entire Fixed Policy Accumulation Value.

After the Annuity Date, you may request to transfer annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only if variable annuity payments have been elected.


You can make transfer requests by satisfactory written or telephone request (if we have your written telephone authorization on file). A transfer will take effect at the end of the Valuation Period when we receive the request at our Home Office. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See "Requesting Payments and Telephone Transactions," page 15. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of twelve. For purposes of assessing the transfer processing fee, each transfer request is considered one transfer, regardless of the number of Subaccounts the transfer affects. Any unused "free" transfers do not carry over to the next Policy Year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.


Dollar-Cost Averaging. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual, or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the "Money Market Subaccount") or the Subaccount investing in the Bond Fund (the "Bond Subaccount") to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which you make the transfer, you cannot also use that Subaccount as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time before the Annuity Date by sending us a written request. The minimum transfer amount is $100 from the Money Market Subaccount or the Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the Annuity Date or until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a monthly, quarterly, semi-annual, or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may elect to participate in this program at any time before the Annuity Date by sending a written request to our Home Office. Your request will be effective when we receive it. Your percentage allocations must be in whole percentages. You may start and stop portfolio rebalancing at any time and make changes to your allocations by written or telephone request, if we have your telephone authorization on file. There is no

                                                                       9 -------
additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Policy Accumulation Value. The Policy Accumulation Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the Subaccount Policy Accumulation Values and the Fixed Policy Accumulation Value credited to the Policy. State Farm determines the Policy Accumulation Value first on the Policy Date and thereafter on each Valuation Day. The Policy Accumulation Value will vary to reflect the performance of the Subaccounts to which you have allocated premiums, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, and full surrenders. It may be more or less than premiums paid.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Policy Accumulation Value, reduced by any applicable surrender charge that would be deducted if the Policy were surrendered that day and any applicable Annual Administrative Fee.

Subaccount Policy Accumulation Value. On any Valuation Day, the Subaccount Policy Accumulation Value in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount for that Valuation Day. When you allocate an amount to a Subaccount, either by premium allocation or transfer of Policy Accumulation Value, we credit your Policy with Accumulation Units in that Subaccount. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Subaccount by the Subaccount's Accumulation Unit Value for that Valuation Day. Similarly, when you transfer an amount from a Subaccount, take a withdrawal from the Subaccount, or surrender the Policy, we determine the number of Accumulation Units by dividing the dollar amount transferred, withdrawn or surrendered by the Subaccount's Accumulation Unit Value for that Valuation Day.

Accumulation Unit Value. A Subaccount's Accumulation Unit Value is the value of its Accumulation Unit. Accumulation Unit Values vary to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the Accumulation Unit Value by multiplying the Accumulation Unit Value for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current Valuation Period.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Accumulation Value. The Fixed Policy Accumulation Value on any date after the Policy Date is equal to: (1) the sum of the following amounts in the Fixed Account: premium allocations, Policy Accumulation Value transfers to the Fixed Account, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any withdrawals and any applicable surrender charges or transfers to the Fixed Account including any applicable transfer processing fee from the Fixed Account, as well as the applicable portion of the Annual Administrative Fee.

5. WHAT ARE THE EXPENSES UNDER THE POLICY?

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs, and the risks State Farm assumes under or in connection with the Policies.

    - Services and benefits we provide include: (1) the ability for Owners to make withdrawals and surrenders under the Policy; (2) the Annuitant's Death Benefit; (3) the available investment options, including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs; (4) administration of the annuity options available under the Policy; and
      (5) the distribution of various reports to Owners.

    - Costs and expenses we incur include those associated with various overhead and other expenses associated with providing the services and benefits provided by the Policy, sales and marketing expenses, and other costs of doing business.

    - Risks we assume include the risks that: (1) Annuitants may live for a longer period of time than estimated when we established the annuity factors under the Policy; (2) the amount of the Annuitant's Death Benefit will be greater than Policy Accumulation Value; and (3) the costs of providing the services and benefits under the Policies will exceed the charges deducted.

We may profit from charges deducted, such as the mortality and expense risk charge, and we may use that profit for any purpose, including the payment of distribution charges.

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      10

SURRENDER CHARGE


If you make a withdrawal or surrender the Policy during the first seven Policy Years, State Farm may deduct a surrender charge calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. We may also deduct a surrender charge when you take annuity payments or when proceeds are paid upon the Owner's death (unless the Owner is also the Annuitant). However, we will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity." See "What are my annuity options?" page 6. We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant's death, regardless of how many Policy Years have elapsed or how the Death Benefit is paid. See "Does the Policy have a Death Benefit?" page 16.


If you surrender the Policy, we deduct the surrender charge from the Policy Accumulation Value in determining the Cash Surrender Value. If you take a withdrawal, we deduct the surrender charge from the Policy Accumulation Value remaining after we pay you the amount requested, and we calculate the surrender charge as the applicable percentage of the total amount withdrawn. Unless you specify otherwise, we will deduct the surrender charge from each Subaccount and the Fixed Account pro-rata. Each year after the first Policy Year, you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table," page 3.

Example of Calculation of Surrender Charge. Assume the applicable surrender charge percentage is 7% and you have requested a withdrawal of $500. You will receive $500 and the surrender charge is $37.63, for a total withdrawal of $537.63.

Waiver of Surrender Charge. We will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is "Terminally Ill" or has been confined continuously to an "Eligible Hospital" or "Eligible Nursing Home" for at least three months before the date we receive the request. "Terminally Ill," "Eligible Hospital," and "Eligible Nursing Home" are defined in the Policy.

ANNUAL ADMINISTRATIVE FEE

We will deduct an annual administrative fee (1) on each Policy Anniversary,
(2) on the day of any surrender if the surrender is not on the Policy Anniversary, or (3) on the Annuity Date if the Annuity Date is not on the Policy Anniversary. We will waive this fee if total premiums of at least $50,000 have been paid under a Policy at the time the Annual Administrative Fee would have otherwise been deducted. We will deduct the fee from each Subaccount and the Fixed Account on a pro-rata basis.

TRANSFER PROCESSING FEE

We reserve the right to deduct a transfer processing fee of $25 for the 13th and each subsequent transfer during a Policy Year. For the purpose of assessing the transfer processing fee, we consider each written or telephone request to be one transfer, regardless of the number of Subaccounts affected by the transfer. We will deduct the transfer processing fee from the Subaccount or the Fixed Account from which the transfer is made. If a transfer is made from more than one Subaccount and/or the Fixed Account at the same time, we will deduct the transfer fee pro-rata from the Subaccounts and/or the Fixed Account. We reserve the right to waive the transfer processing fee.

MORTALITY AND EXPENSE RISK CHARGE


State Farm currently deducts a daily charge from the assets in the Subaccounts attributable to the Policies at an annual rate of 1.15% of net assets. We guarantee that this charge will not exceed an annual rate of 1.25% of net assets. This charge does not apply to Fixed Policy Accumulation Value attributable to the Policies. We factor this charge into the net investment factor. See "Net Investment Factor," page 10.


FUND EXPENSES

Because the Variable Account purchases shares of the various Funds, the net assets of the Variable Account will reflect the investment advisory fees and other operating expenses incurred by the Funds. A table of each Fund's advisory fees and other expenses can be found in the front of this prospectus in the Fee Table. For a description of each Fund's expenses, advisory fees and other expenses, see the prospectus for the Trust.

6. HOW WILL MY INVESTMENT IN THE POLICY BE TAXED?

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon State Farm's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the "IRS").

                                                                       11-------

You may purchase the Policy on a non-tax-qualified basis ("Non-Qualified Policy") or purchased on a tax-qualified basis ("Qualified Policy"). Qualified Policies are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of a Policy for their situation. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.


In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.


TAX STATUS OF THE POLICIES

Diversification Requirements. The Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.


Investor Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and transfer Policy Accumulation Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.


Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of your death. The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death of Owner" rules in the Statement of Additional Information for a further discussion of the rules for paying proceeds upon an Owner's death.

Other required distribution rules may apply to Qualified Policies.

The following discussion assumes that the Policies will qualify as annuity contracts for Federal income tax purposes.

TAX TREATMENT OF ANNUITIES

We believe that if you are a natural person you will not be taxed on increases in the value of a Policy until a distribution occurs or until annuity payments begin. (For these purposes, the agreement to assign or pledge any portion of the Policy Accumulation Value, and, in the case of a Qualified Policy, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

TAXATION OF NON-QUALIFIED POLICIES

Non-Natural Person. The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy Accumulation Value over the "investment in the contract" (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Policies owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Accumulation Value immediately before the distribution over the Owner's investment in the Policy at that time.

In the case of a surrender under a Non-Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

    - made on or after the taxpayer reaches age 59 1/2;

    - made on or after the death of an Owner;

    - attributable to the taxpayer's becoming disabled; or

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      12

    - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or
(2) if distributed under a payment option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of a Policy, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Policies. All annuity contracts that State Farm (or its affiliates) issues to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED POLICIES

The Policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified retirement plans. Policy Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Policy, unless the Company consents.


In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.


Distributions. Annuity payments are generally taxed in the same manner as under a Non-Qualified Policy. When a withdrawal from a Qualified Policy occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the Owner's investment in the Policy (generally, the premiums or other consideration paid for the Policy) to the participant's total accrued benefit balance under the retirement plan. For Qualified Policies, the investment in the contract can be zero. For Roth IRAs, distributions are generally not taxed, except as described below.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (1) reaches age 70 1/2 or (2) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death.

Withholding. Distributions from certain qualified plans generally are subject to withholding for the Owner's federal income tax liability. The withholding rates vary according to the type of distribution and the Owner's tax status. The Owner may be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions that are required by the Code or distributions in a specified annuity

                                                                       13-------
form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Brief descriptions follow of the various types of qualified retirement plans in connection with a Policy. We will endorse the Policy as necessary to conform it to the requirements of such plan.

Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. Employers intending to use the Policy with such plans should seek competent advice.


Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE) IRA program, under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Policy for use with IRAs may be subject to special requirements of the IRS.


Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Policy that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.


OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the Federal tax consequences under the Policies are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Policy depend on the individual circumstances of each Owner or recipient of the distribution. Consult a competent tax adviser for further information.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

7. HOW DO I ACCESS MY MONEY?


You may make withdrawals or a full surrender under the Policy. Proceeds are also payable upon the death of the Owner or the Annuitant. See "Does the Policy have a Death Benefit?," page 16. When you surrender the Policy or when proceeds are payable on the death of an Owner or Annuitant, you can request that the proceeds be paid under an annuity option. See "What are my annuity options?," page 6.


WITHDRAWALS


You may request to withdraw part of the Cash Surrender Value at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the "fixed years" annuity option, you may request withdrawals after the Annuity Date. See "What are my annuity options?," page 6.) You may make requests for withdrawals in writing or by telephone, if we have


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      14
your telephone authorization on file. See "Requesting Payments and Telephone Transactions," below. Any withdrawal must be at least $500. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See "Requesting Payments and Telephone Transactions," below.


When you request a withdrawal, you can direct how to deduct the withdrawal from your Policy Accumulation Value. If you provide no directions, we will deduct the withdrawal from your Policy Accumulation Value in the Subaccounts and Fixed Account on a pro-rata basis.

SURRENDERS


You may request surrender of the Policy at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the "fixed years" annuity option, you may request a surrender after the Annuity Date. See "What are my annuity options?," page 6.) The Policy will terminate on the date we receive your request or such later date as you might request. We will pay you the Cash Surrender Value in one sum unless you choose an annuity option. After five Policy Years, if you choose a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," we will not deduct a surrender charge. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See "Requesting Payments and Telephone Transactions," below.


SYSTEMATIC WITHDRAWAL PROGRAM

The systematic withdrawal program provides an automatic monthly, quarterly, semi-annual, or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. The minimum payment is $100. You may elect to participate in the systematic withdrawal program at any time before the Annuity Date by sending a written request to our Home Office. Once we have received your request, the program will begin and will remain in effect until your Policy Accumulation Value drops to zero, unless you cancel or make changes in the program. We will deduct withdrawals under the systematic withdrawal program from your Policy Accumulation Value in the Subaccounts and the Fixed Account on a pro-rata basis. You may cancel or make changes in the program at any time by sending us a written request or by telephone if we have your telephone authorization on file.


We will assess any applicable surrender charge on these withdrawals. See "Surrender Charge," page 11. We do not deduct any other charges for this program. We reserve the right to discontinue offering the systematic withdrawal program at any time and for any reason.


REQUESTING PAYMENTS AND TELEPHONE TRANSACTIONS

Requesting Payments. You must send written requests for payment (except when we authorize telephone requests) to our Home Office or give them to an authorized State Farm agent for forwarding to our Home Office. We will ordinarily pay any Death Benefit, withdrawal, or surrender proceeds within seven days after receipt at our Home Office of all the documents required for such a payment. We will determine the payment amount as of the end of the Valuation Period during which our Home Office receives all required documents. If no annuity option has been chosen for a Death Benefit to be paid, or if the annuity option chosen is not available, we will pay a Death Benefit generally through the State Farm Benefit Management Account-Registered Trademark-, an interest bearing checking account. We will send the State Farm Benefit Management Account-Registered Trademark-checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account-Registered Trademark-. We will pay interest on the amount in the State Farm Benefit Management Account-Registered Trademark- from the date we receive due proof of death at the Home Office to the date we close the State Farm Benefit Management Account-Registered Trademark-. Amounts in the State Farm Benefit Management Account-Registered Trademark- are not insured by the Federal Deposit Insurance Corporation or any other agency.

We may delay making a payment or processing a transfer request if:

    - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

    - the SEC by order permits postponement of payment to protect State Farm's Policy Owners.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request. However, Cash Surrender Value paid under an annuity option will not be deferred.

Telephone Transactions. You may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include requests for transfers, withdrawals, changes in premium allocation instructions, dollar-cost averaging changes, changes in the portfolio rebalancing program and systematic withdrawal changes.

Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. If we do employ reasonable procedures, we will

                                                                       15-------
not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

8. HOW IS THE PERFORMANCE OF THE POLICY PRESENTED?

State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a Subaccount's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. More detailed information about performance data appears in the Statement of Additional Information.

The yield of the Subaccount investing in the Money Market Fund refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period.

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time. Average annual total return of a Subaccount tells you the return you would have experienced if you allocated a $1,000 premium to a Subaccount for the specified period. "Standardized" average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount, including any surrender charge that would apply if you terminated the Policy at the end of each period indicated, but excluding any deductions for premium taxes. "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include the Surrender Charge. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for a Subaccount.

We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Subaccount performance based on that performance data. Non-standard performance will be accompanied by standard performance.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in underlying funds, or investment series of underlying funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also present the performance of the Standard & Poor's-Registered Trademark-Index of 500 Common Stocks, a widely used measure of stock performance, either by itself or compared to the performance of one or more Subaccounts. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison or presentation. We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

9. DOES THE POLICY HAVE A DEATH BENEFIT?


If the Annuitant dies before the Annuity Date and a Death Benefit is payable, the amount paid will be the greater of (1) the sum of all premiums paid less any withdrawals and less any applicable surrender charges on those withdrawals, and
(2) the Policy Accumulation Value.



We will calculate both amounts as of the end of the Valuation Period during which we receive due proof of the Annuitant's death. If the Death Benefit is payable and an annuity option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive due proof of the Annuitant's death. The beneficiary must choose the annuity option as well as whether the annuity payments are to be fixed or variable or a combination of fixed and variable. See "What are my annuity options?," page 6. If no annuity option has been chosen for the Death Benefit to be paid, or if the annuity option chosen is not available, the Death Benefit generally will be paid through the State Farm Benefit Management Account-Registered Trademark-. See "Requesting Payments and Telephone Transactions," page 15. For a discussion of the order for payment to beneficiaries, as well as how beneficiaries are designated, see "Payment of Proceeds Upon Death of Owner or Annuitant" in the Statement of Additional Information.


---------
      16

If any Owner dies before the Annuity Date, unless the Owner is the Annuitant, the Cash Surrender Value of the Policy will be payable. There are certain exceptions to this rule. For a discussion of the rules for paying the proceeds upon the death of an Owner, see "Death of Owner" in the Statement of Additional Information.

10. WHAT OTHER INFORMATION SHOULD I KNOW?

STATE FARM AND THE VARIABLE ACCOUNT


State Farm Life Insurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm's Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1929 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in 47 states and the District of Columbia. State Farm also sells insurance in the Canadian provinces of Alberta, New Brunswick, and Ontario. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.


State Farm's Fixed Account Option. The Fixed Account is part of State Farm's general account assets. State Farm's general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, State Farm has sole discretion over the investment of the assets of the Fixed Account.

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, WE HAVE NOT REGISTERED INTERESTS IN THE FIXED ACCOUNT UNDER THE SECURITIES ACT OF 1933 NOR HAVE WE REGISTERED THE FIXED ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. THE DISCLOSURE REGARDING THE FIXED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN A PROSPECTUS.

The Variable Account. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Life Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of the Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policies if, in State Farm's judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

The Trust. State Farm Investment Management Corp. ("SFIM"), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. For more information concerning the investment adviser and investment sub-adviser, please see the accompanying prospectus for the Trust.

Voting of Fund Shares. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of

                                                                       17-------
the Funds in accordance with instructions received from Owners with Policy Accumulation Value in the Subaccounts. To obtain voting instructions from Owners, before a meeting of shareholders of the Funds, State Farm will send Owners voting instruction materials, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.


MODIFICATION


We may modify the Policy as follows:

    - to conform the Policy, our operations, or the operation of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which we, the Policy, or the Variable Account is subject;

    - to assure continued qualification of the Policy as an annuity under the Code; or

    - to reflect a change in the operation of the Variable Account, if allowed by the Policy.

DISTRIBUTION OF THE POLICIES

State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter of the Policies. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Policies may not be available in all states. State Farm VP Management Corp. receives commissions of up to 2.5% of premiums paid in connection with the sale of the Policies. Up to an additional 2.5% of premium is paid on the first $2,000 of first-year premium.

The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as insurance agents. These registered representatives receive commissions for selling Policies calculated as a percentage of premiums. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.

LEGAL PROCEEDINGS

State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

REPORTS TO POLICY OWNERS

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, and the Fixed Account. Each year, or more often if required by law, you will be sent a report showing information about your Policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Accumulation Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you make transfers or withdrawals, you will receive a confirmation of these transactions.

INSURANCE MARKETPLACE STANDARDS ASSOCIATION

State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

FINANCIAL STATEMENTS


The Statement of Additional Information contains the audited statutory basis statements of admitted assets, liabilities, capital and surplus for State Farm as of December 31, 1999 and 1998, and the related statutory basis statements of operations and changes in capital and surplus, and cash flows for the years then ended, as well as the Report of the Independent Accountants. You should consider the financial statements of State Farm only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



The Statement of Additional Information also contains the audited Generally Accepted Accounting Principles ("GAAP") basis statements of assets, liabilities and owners' equity for the Variable Account as of December 31, 1999, and the related statement of operations and changes in owners' equity for the period ended December 31, 1999, as well as the Report of the Independent Accountants.


11. HOW CAN I MAKE INQUIRIES?

You may make inquiries regarding a Policy by writing to us at our Home Office, by calling us at (888) 702-2307 (Toll free), or by contacting an authorized State Farm agent.

---------
      18
table of contents

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information about the Policies and the Variable Account. The following is the Table of Contents for the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at our Home Office or calling us at 1-(888) 702-2307 (Toll free).

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

ADDITIONAL POLICY PROVISIONS
  The Policy
  Ownership
  Incontestability
  Error in Age or Sex
  Participation
  Assignment
CALCULATION OF HISTORICAL PERFORMANCE DATA
  Money Market Subaccount Yields
  Other Subaccount Yields
  Average Annual Total Returns
  Effect of the Annual Administrative Fee on Performance
  Data
  Other Total Returns
  Use of Indexes
  Other Information
NET INVESTMENT FACTOR
Annuity Payment Provisions
  Amount of Fixed Annuity Payments
  Amount of Variable Annuity Payments
  Annuity Units
  Annuity Unit Value
PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT
  Death of Owner
  Death Of Annuitant
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
SAFEKEEPING OF ACCOUNT ASSETS
DISTRIBUTION OF THE POLICIES
LEGAL MATTERS
EXPERTS
OTHER INFORMATION
RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK
INDICES
FINANCIAL STATEMENTS

                                                                       19-------

                                     [LOGO]
                                  Issued By:
                      State Farm Life Insurance Company
                   (Not licensed in New York or Wisconsin)
                     Home Offices: Bloomington, Illinois

                       State Farm VP Management Corp.
              (Underwriter & Distributor of Variable Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001

                   Investment Company Act File No. 811-08001
231-3548.2                                                     Printed in U.S.A.

                      STATEMENT OF ADDITIONAL INFORMATION

                              DATED May 1, 2000

                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY


              STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY
                               SEPARATE ACCOUNT
                     OF STATE FARM LIFE INSURANCE COMPANY
                                 P.O. Box 2307

                       Bloomington, Illinois 61702-2307


                             --------------------

     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the variable deferred annuity policy (the "Policy") offered by State Farm Life Insurance Company ("State Farm, "we," "us," or "our"). You may obtain a copy of the Prospectus dated May 1, 1999 by calling 1-888-702-2307 (Toll free) or by writing to our Home Office at the above address. Terms used in the current Prospectus for the Contract are incorporated into and made a part of this Statement of Additional Information.

       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES
                         FOR THE POLICY AND THE FUNDS.











Form 231-3555                                                  Printed in U.S.A.

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
ADDITIONAL POLICY PROVISIONS............................................... 1
     The Policy............................................................ 1
     Ownership............................................................. 1
     Incontestability...................................................... 1
     Error in Age or Sex................................................... 1
     Participation......................................................... 1
     Assignment............................................................ 2
CALCULATION OF HISTORICAL PERFORMANCE DATA................................. 2
     Money Market Subaccount Yields........................................ 2
     Other Subaccount Yields............................................... 4
     Average Annual Total Returns.......................................... 5
     Effect of the Annual Administrative Fee on Performance Data........... 6
     Other Total Returns................................................... 6
     Use of Indexes........................................................ 6
     Other Information..................................................... 7
NET INVESTMENT FACTOR...................................................... 7
ANNUITY PAYMENT PROVISIONS................................................. 8
     Amount of Fixed Annuity Payments...................................... 8
     Amount of Variable Annuity Payments................................... 8
     Annuity Units......................................................... 8
     Annuity Unit Value.................................................... 9
PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT....................... 10
     Death of Owner........................................................ 10
     Death Of Annuitant.................................................... 11
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.......................... 12
SAFEKEEPING OF ACCOUNT ASSETS.............................................. 13
DISTRIBUTION OF THE POLICIES............................................... 13
LEGAL MATTERS.............................................................. 13
EXPERTS.................................................................... 14
OTHER INFORMATION.......................................................... 14
RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES....... 14
FINANCIAL STATEMENTS....................................................... 15

                         ADDITIONAL POLICY PROVISIONS

THE POLICY

     The Policy contains the Basic Plan, any amendments, endorsements, and riders, and a copy of the application. The Policy is the entire contract.

     Only an officer has the right to change the Policy. No agent has the authority to change the Policy or to waive any of its terms. All endorsements, amendments, or riders must be signed by an officer to be valid.

OWNERSHIP

     You, as the Owner, are named in the application. You may exercise any provision of the Policy only by request and while the Annuitant is alive. Your Successor Owner is named in the application if you are not the Annuitant.

     You may change the Owner or Successor Owner by sending us a request while the Annuitant is alive. We have the right to request the Policy to make the change on it. The change will take effect the day you sign the request, but the change will not affect any action we have taken before we receive the request. A change of Owner or Successor Owner does not change the beneficiary designation. No more than two Owners and/or Successor Owners can be named.

INCONTESTABILITY

     We will not contest the Policy. Any rider has its own incontestability provision.

ERROR IN AGE OR SEX

     If the Annuitant's, Payee's, or second designated person's date of birth or sex is not correct, every benefit will be such as premiums paid would have bought at the correct age or sex, based on the rates at the date of issue. We may require proof of the Annuitant's, Payee's, second designated person's age and sex before annuity payments start. Any overpayment with compound interest at 6% a year will be charged against the Policy. This amount will be deducted from any annuity payments due after the error is found. Any underpayment with compound interest at 6% a year will be paid to you in one sum.

PARTICIPATION

     We do not expect to pay dividends on the Policy. However, we may apportion and pay dividends each year. All dividends apportioned will be derived from the divisible surplus of our participating business. Any such dividends will be paid only at the end of the Policy Year. There is no right to a partial or pro rated dividend prior to the end of the Policy Year. We will transfer the dividend to the Policy Accumulation Value at the end of the Policy Year. Unless specified by you, the amount transferred is allocated to each Subaccount and the Fixed Account on a pro-rata basis.

ASSIGNMENT

     You may assign a nonqualified Policy or any interest in it. We will recognize an assignment only if it is in writing and filed with us. We are not responsible for the validity or effect of any assignment. An assignment may limit the interest of any Beneficiary.

                  CALCULATION OF HISTORICAL PERFORMANCE DATA

     From time to time, State Farm may disclose yields, total returns, and other performance data of the Subaccounts and the Funds. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

MONEY MARKET SUBACCOUNT YIELDS

     From time to time, advertisements and sales literature may quote the current annualized yield of the Subaccount investing in the Money Market Fund of the State Farm Variable Product Trust (the "Trust") for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the Money Market Fund (the "Money Market Subaccount").

     This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Money Market Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the Annual Administrative Fee, and the mortality and expense risk charge. For purposes of calculating current yields for a Policy, an average per unit Annual Administrative Fee is used based on the $30 Annual Administrative Fee. Current Yield is calculated according to the following formula:

     Current Yield = ((NCS - ES)/UV) X (365/7)

     Where:

     NCS   =   the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES    =   per unit expenses attributable to the hypothetical account for the seven-day period.

     UV    =   the unit value for the first day of the seven-day period.

                                /365/7/
     Effective yield = (1 + ((NCS-ES)/UV))  - 1

     Where:

     NCS   =   the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES    =   per unit expenses attributable to the hypothetical account for the seven-day period.

     UV    =   the unit value for the first day of the seven-day period.

     Because of the charges and deductions imposed under the Policy, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.

     The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

     Yield calculations do not take into account the Surrender Charge that is assessed on certain withdrawals of Policy Accumulation Value.

OTHER SUBACCOUNT YIELDS

     From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) under the Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

     The yield is computed by: 1) dividing the net investment income of the Fund attributable to the Subaccount units less Subaccount expenses for the period; by
2) the maximum offering price per unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Subaccount include the Annual Administrative Fee and the mortality and expense risk charge. The yield calculation assumes an Annual Administrative Fee of $30 per Policy deducted at the end of each Policy Year. For purposes of calculating the 30-day or one-month yield, an average Annual Administrative Fee based on the average Policy Accumulation Value in the Subaccount is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

     Yield  =   2 X (((NI - ES)/(U X UV)) + 1)/6/ - 1)

     Where:

     NI     =   net income of the portfolio for the 30-day or one-month period attributable to the Subaccount's Accumulation Units.

     ES     =   expenses of the Subaccount for the 30-day or one-month period.

     U      =   the average number of units outstanding.

     UV     =   the unit value at the close (highest) of the last day in the 30-
                day or one-month period.

     Because of the charges and deductions imposed under the Policies, the yield for the Subaccount is lower than the yield for the corresponding Fund.

     The yield on the amounts held in the Subaccounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and that Fund's operating expenses.

     Yield calculations do not take into account the Surrender Charge that is assessed on certain withdrawals and surrenders of Policy Accumulation Value.

AVERAGE ANNUAL TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

     When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

     Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

     Standard average annual total returns are calculated using Subaccount Unit Values which State Farm calculates on each Valuation Day based on the performance of the Subaccount's underlying Fund, the deductions for the mortality and expense risk charge, and the deductions for the Annual Administrative Fee. The calculation assumes that the Annual Administrative Fee is $30 per year per Policy deducted at the end of each Policy Year. For purposes of calculating average annual total return, an average per-dollar per-day Annual Administrative Fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of Policy Accumulation Value at the end of the period for the return quotation taking into account the applicable Free Withdrawal Amount. The total return is calculated according to the following formula:

     TR   =    ((ERV/P)/1/N/) - 1

     Where:

     TR   =    the average annual total return net of Subaccount recurring charges.

     ERV  =    the ending redeemable value (net of any applicable Surrender
               Charge) of the hypothetical account at the end of the period.

     P    =    a hypothetical initial payment of $1,000.

     N    =    the number of years in the period.

     From time to time, sales literature or advertisements may present historic performance data for an investment portfolio in which a Subaccount invests, shown since the portfolio's inception reduced by some or all of the fees and charges under the Policy. Such adjusted historic performance would include data that precedes the inception date of the Subaccount. This data is designed to show the performance that would have resulted if the Policy had been in existence during that time. This type of non-standard performance data will only be disclosed if standard performance data for the required periods is also disclosed.

EFFECT OF THE ANNUAL ADMINISTRATIVE FEE ON PERFORMANCE DATA

     The Policy provides for a $30 Annual Administrative Fee (currently waived for Policies with respect to which total premiums paid are at least
$50,000) that is deducted from the Subaccounts and the Fixed Account pro-rata. For purposes of reflecting the Annual Administrative Fee in yield and total return quotations, the average Policy Accumulation Value of $6,700 is used so that the Annual Administrative Fee is 0.45%.

OTHER TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect deduction of the Surrender Charge. Other total returns are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts withdrawn.

     State Farm may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

     CTR   =   (ERV/P) - 1

     Where:

     CTR   =   The cumulative total return net of Subaccount recurring charges for the period.

     ERV   =   The ending redeemable value of the hypothetical investment at the end of the period.

     P     =    A hypothetical single payment of $1,000.

USE OF INDEXES

     From time to time, the performance of certain historical indexes may be presented in advertisements or sales literature. The performance of these indexes may be compared to the performance of certain Subaccounts or Funds, or may be presented without such a comparison.

OTHER INFORMATION

     The following is a partial list of those publications which may be cited in the Funds' sales literature and/or shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.

  Broker World                              Financial World
  Across the Board                          Advertising Age
  American Banker                           Barron's
  Best's Review                             Business Insurance
  Business Month                            Business Week
  Economist                                 Consumer Reports
  Forbes                                    Financial Planning
  Inc.                                      Fortune
  Insurance Forum                           Institutional Investor
  Insurance Week                            Insurance Sales
  Journal of the American Society of        Journal of Accountancy
    CLU & ChFC                              Journal of Commerce
  Kiplinger's Personal Finance              Life Association News
  Life Insurance Selling                    Manager's Magazine
  MarketFacts                               Money
  National Underwriter                      Nation's Business
  Morningstar, Inc.                         New York Times
  New Choices (formerly 50 Plus)            Pensions & Investments
  Pension World                             Round the Table
  Rough Notes                               VARDs
  U.S. Banker                               Working Woman
  Wall Street Journal


                             NET INVESTMENT FACTOR

     The Net Investment Factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period is equal to (1) divided by (2) and subtracting (3) from the result, where:

     (1)  is the result of:

          (a) the Net Asset Value Per Share of the Fund held in the Subaccount determined at the end of the current Valuation Period; plus

          (b) the per share amount of any dividend or capital gain distribution made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the Valuation period; plus or minus

          (c)  a per share charge or credit for any taxes reserved for

     (2) is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the prior Valuation Period,

     (3) is a daily factor representing the mortality and expense risk charge deducted from the Subaccount adjusted for the number of days in the Valuation Period. Such charge will not exceed an annual rate of 1.25% of the daily net asset value of the Variable Account.

                          ANNUITY PAYMENT PROVISIONS

     AMOUNT OF FIXED ANNUITY PAYMENTS. On the Annuity Date, the amount you have chosen to apply to provide fixed annuity payments will be applied under the annuity option you have chosen. For a "life annuity;" "life annuity with certain period," or a "joint and last survivor life annuity," the annuity option payment factor in effect on the Annuity Date times that amount will be the dollar amount of each payment. Each of these payments will be equal and will not change. For the "fixed years" annuity option, the annuity option payment factor guaranteed in the Policy times that amount will be the minimum amount of each payment. Each of these payments may be higher if any additional interest has been credited on the balance of the account.

     The annuity option payment factor used to determine the amount of the fixed annuity payments will not be less than the guaranteed minimum annuity payment factors shown in the Policy.

     AMOUNT OF VARIABLE ANNUITY PAYMENTS. These payments will vary in amount. The dollar amount of each payment attributable to each Subaccount is the number of Annuity Units for each Subaccount times the Annuity Unit Value of that Subaccount. The sum of the dollar amounts for each Subaccount is the amount of the total variable annuity payment. The Annuity Unit Value for each payment will be determined no earlier than five Valuation Days preceding the date the annuity payment is due. We guarantee the payment will not vary due to changes in mortality or expenses.

     ANNUITY UNITS. On the Annuity Date, the number of Annuity Units for an applicable Subaccount is determined by multiplying (1) by (2) and dividing the result by (3), where:

     (1) is the part of the Cash Surrender Value or Death Benefit on that date applied under that Subaccount;

     (2) is the Guaranteed Minimum Payment Factor for the Annuity Option chosen; and

     (3) is the Annuity Unit Value for the Subaccount at the end of the Valuation Period encompassing that date.

     ANNUITY UNIT VALUE. The Annuity Unit Values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operation. Thereafter, the Annuity Unit Value for every Valuation Period is the Annuity Unit Value at the end of the previous Valuation Day times the Net Investment Factor times the Annuity Interest Factor. The Annuity Interest Factor is used to neutralize the Assumed Investment Rate of 3 1/2% a year used to determine the annuity option payment factors. The Assumed Investment Rate is significant in determining the amount of each variable annuity payment and the amount by which each variable annuity payment varies from one payment to the next.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1.  Accumulation unit value for current
     valuation period..............................................        11.12
2.  Accumulation unit value for immediately
     preceding valuation period....................................        11.10
3.  Annuity unit value for immediately preceding
     valuation period..............................................        20.00
4.  Factor to compensate for the assumed
     investment rate of 3.5%.......................................        .9999
5.  Annuity unit value of current valuation
     period ((1) / (2)) x (3) x (4)................................        20.03


                   ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

1.  Number of accumulation units at Maturity Date..................       10,000
2.  Accumulation unit value........................................        11.12
3.  Adjusted Policy Accumulation Value (1)x(2).....................      111,200
4.  Monthly annuity payment per $1,000
     of adj. Policy Accumulation Value.............................         5.82
5.  Monthly annuity payment (3)x(4) / 1,000........................       647.18
6.  Annuity unit value at Maturity Date............................        20.03
7.  Number of annuity units (5)/(6)................................      32.3105
8.  Assume annuity unit value at the end of
     first month equal to..........................................        20.20
9.  First monthly annuity payment (7)x(8)..........................       652.67
10. Assume annuity unit value at the end of second month equal to..        19.90
11. Second monthly annuity payment (7)x(10)........................       642.98
12. Assume annuity unit value at the end of third month equal to...        20.50
13. Third monthly annuity payment (7)x(12).........................       662.37

             PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT

DEATH OF OWNER

     The Code requires the following distributions under an annuity when you die.

     (1) If you die before the Annuity Date, you are not the Annuitant, and you either have not named a Successor Owner or your named Successor Owner is not a living natural person, the Cash Surrender Value must be paid within 5 years after your date of death.

     (2) If you die before the Annuity Date, you are the Annuitant, and you either have not named any beneficiary or your named beneficiary is not a living natural person, the death benefit must be paid within 5 years after your date of death.

     (3) If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is a person other than your spouse, your Successor Owner may elect to have the Cash Surrender Value paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life expectancy of your Successor Owner. If no election is made within this time, distribution will be made within five years after your date of death.

     (4) If you die before the Annuity Date, you are the Annuitant, and your sole named surviving primary beneficiary is a person other than your spouse, your surviving primary beneficiary may elect to have the Death Benefit paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life expectancy of your primary beneficiary. If no election is made within this time, distribution will be made within five years after your date of death.

     (5) If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is your surviving spouse, your surviving spouse becomes the Owner.

     (6) If you die before the Annuity Date, you are the Annuitant, and your surviving spouse is your sole named primary beneficiary, your spouse will replace you as Owner and may replace you as Annuitant. If your spouse does not elect to replace you as Annuitant, the Death Benefit must be paid to your spouse under an annuity option or any other method of payment then provided by us for an owner. For purposes of the preceding sentence, the election must be made, payments must start within one year after your death, and must not extend beyond your spouse's life expectancy; however, if your spouse does not choose a method of payment within this time, distribution will be made under Annuity Option 1.

     (7) If you die on or after the Annuity Date and you are not the Annuitant, any remaining payments must be paid to your Successor Owner at least as fast as the method of payment in effect at your death.

     (8) If you die on or after the Annuity Date and you are the Annuitant, any remaining payments must be paid to the beneficiary at least as fast as the method of payment in effect at your death.

     If you are not a living natural person, the Annuitant will be treated as the Owner for purposes of this provision. If you are not a living natural person and there is a change in the Annuitant, such change shall be treated as the death of the Owner for purposes of this provision. If the Policy has two owners, the first death of either owner is treated as the death of the owner for purposes of this provision. For purposes of this provision, the amount of any distribution will be determined on that date of such distribution. Notwithstanding anything in the Policy to the contrary, the surviving joint owner will be treated as the Successor Owner of the Policy.

     Other rules apply to Qualified Policies.

DEATH OF ANNUITANT

     DEATH OF ANNUITANT WHO IS NOT AN OWNER. If the Annuitant dies before the Annuity Date and the Annuitant is not an Owner, the Death Benefit will be paid as provided in the following provisions. If the method of payment chosen is not available or no method of payment is chosen, payment will be in one sum.

     If the Annuitant dies on or after the Annuity Date while you are alive, any remaining payments must be paid to you at least as fast as the method of payment in effect on the Annuitant's date of death.

     BENEFICIARY DESIGNATION. This is as shown in the application. It includes the name of the beneficiary and the order and method of payment. If you name "estate" as a beneficiary, it means the executors or administrators of the last survivor of you and all beneficiaries. If you name "children" of a person as a beneficiary, only children born to or legally adopted by that person as of the Annuitant's date of death will be included.

     We may rely on an affidavit as to the ages, names, and other facts about all beneficiaries. We will incur no liability if we act on such affidavit.

     CHANGE OF BENEFICIARY DESIGNATION. You may make a change while the Annuitant is alive by sending us a request. The change will take effect the date the request is signed and will replace previous beneficiary designations for the Policy, but the change will not affect any action we have taken before we receive the request. We have the right to request your Policy to make the change.

     After the Annuitant's death, anyone who has the right to make a withdrawal may change the method of payment or may select one of the annuity options, and may name a successor to their interest. The successor payee may be their estate.

     ORDER OF PAYMENT. When the Annuitant dies (1) before the Annuity Date and a death benefit is payable or (2) on or after the Annuity Date, you are the Annuitant, and payments continue to the beneficiary, we will make such payment(s) in equal shares to the primary beneficiaries living when payment is made. If a primary dies after the first payment is made, we will pay that primary's unpaid share in equal shares to the other primaries living when payment is made. If the last primary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies while receiving payments, we will pay that successor's unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one sum payment to you, if living when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all beneficiaries. "When payment is made" means (1) the date that a periodic payment is due or (2) the date that a request is signed for a cash withdrawal or a one sum payment. You may change this order of payment by sending us a request while the Annuitant is alive.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may:

     (1)  create new separate accounts;

     (2)  combine separate accounts, including the Variable Account;

     (3) add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

     (4) make any Subaccount available to such classes of policies as we may determine;

     (5)  add new funds or remove existing funds;

     (6) substitute new funds for any existing Fund if shares of the Fund are no longer available for investment or if we determine investment in a Fund is no longer appropriate in the light of the purposes of the Variable Account;

     (7) deregister the Variable Account under the Act if such registration is no longer required; and

     (8) operate the Variable Account as a management investment company under the Act or in any other form permitted by law.

     The investment policy of the Variable Account will only be changed with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies. The process for such approval is on file.

                         SAFEKEEPING OF ACCOUNT ASSETS

     State Farm holds the title to the assets of the Subaccount. The assets are kept physically segregated and held separate and apart from State Farm's General Account assets and from the assets in any other separate account.

     Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

     A fidelity bond in the amount of $5 million covering State Farm's directors, officers, and employees has been issued by National Union Fire Insurance Company.

                         DISTRIBUTION OF THE POLICIES

     State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, acts as the principal underwriter of the Policies. The Policies are offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Policies, but reserve the right to discontinue the offering.

                                 LEGAL MATTERS

     All matters relating to Illinois law pertaining to the Policies, including the validity of the Policies and State Farm's authority to issue the Policies, have been passed upon by Kim Brunner, Senior Vice President and General Counsel of State Farm. Sutherland Asbill & Brennan LLP of
Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                    EXPERTS

     The statutory basis statements of admitted assets, liabilities, captial and surplus of State Farm Life Insurance Company as of December 31, 1999 and 1998, and the related statutory basis statements of operations and changes in capital and surplus, and cash flows for the years then ended, appearing in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is set forth elsewhere herein, and are included in reliance upon the authority of such firm as experts in accounting and auditing.

     As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory basis), which practices differ from generally accepted accounting principles (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

                               OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

     RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

     STANDARD & POOR'S. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and Funds") are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the owners of the Product and Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust, or the owners of the Product and Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product and Funds or the timing of the issuance or sale of the Product and Funds or in the determination or calculation of the equation by which the Product and Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product and Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY STATE FARM, THE TRUST, OWNERS OF THE PRODUCT AND FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     FRANK RUSSELL COMPANY. The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell TM is a trademark of the Frank Russell Company.

The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) are based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

     MORGAN STANLEY & CO. INCORPORATED. The Morgan Stanley Capital International EAFE(R) Free Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust.

The International Equity Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the Morgan Stanley Capital International EAFE(R) Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE(R) Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this fund. Morgan Stanley has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE(R) Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             FINANCIAL STATEMENTS

    State Farm's financial statements that follow should be considered only as bearing on State Farm's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account. The Variable Account's financial statements as of December 31, 1999 also are included.

                       STATE FARM LIFE INSURANCE COMPANY
                (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL
                         AUTOMOBILE INSURANCE COMPANY)
          REPORT ON AUDITS OF FINANCIAL STATEMENTS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998



        STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                    REPORT ON AUDIT OF FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

                                TABLE OF CONTENTS

REPORT OF INDEPENDENT ACCOUNTANTS........       1
FINANCIAL STATEMENTS:
  Statements of Admitted Assets,
   Liabilities, Capital and Surplus
   --Statutory Basis as of December 31,
   1999 and 1998.........................       2
  Statements of Operations -- Statutory
   Basis for the years ended
   December 31, 1999 and 1998............       3
  Statements of Changes in Capital and
   Surplus -- Statutory Basis for the
   years ended December 31, 1999 and
   1998..................................       4
  Statements of Cash Flows -- Statutory
   Basis for the years ended
   December 31, 1999 and 1998............       5
NOTES TO FINANCIAL STATEMENTS --
 Statutory Basis.........................    6-22
REPORT OF INDEPENDENT ACCOUNTANTS ON
 SUPPLEMENTAL FINANCIAL INFORMATION......      23
SUPPLEMENTAL SCHEDULE OF ASSETS AND
 LIABILITIES.............................   24-26

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
State Farm Life Insurance Company
Bloomington, Illinois

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company (the Company) as of December 31, 1999 and 1998, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2, these financial statements were prepared by the Company in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory basis), which practices differ from accounting principles generally accepted in the United States. When statutory basis financial statements are presented for purposes other than for filing with a regulatory agency, auditing standards generally accepted in the United States require that an auditor's report on them state whether they are presented fairly in conformity with accounting principles generally accepted in the United States. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter referred to in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended.

Also, in our opinion, the financial statements audited by us present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.


                                        /s/ PricewaterhouseCoopers LLP


Chicago, Illinois
February 22, 2000

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
  STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS -- STATUTORY
                                     BASIS
                        AS OF DECEMBER 31, 1999 AND 1998



                                                                   1999              1998
                                                              ---------------   ---------------
                                        ADMITTED ASSETS
Bonds:
  United States government                                    $ 5,827,402,250   $ 6,200,276,008
  Canadian government and subdivisions                            406,049,099       391,217,223
  Other governmental units                                      2,134,472,084     1,796,996,786
  Public utilities                                              2,027,241,035     2,858,427,560
  Industrial and other                                          9,021,142,000     7,543,386,897
                                                              ---------------   ---------------
                                                               19,416,306,468    18,790,304,474
                                                              ---------------   ---------------
Stocks:
  Preferred                                                           787,610         1,253,293
  Unaffiliated common                                             951,404,730       597,397,907
  Affiliated common                                                 6,981,153         6,797,698
                                                              ---------------   ---------------
                                                                  959,173,493       605,448,898
                                                              ---------------   ---------------
Mortgage loans                                                  2,955,965,905     2,427,482,636
Real estate:
  Held for investment                                               8,971,499        10,685,598
Policy loans                                                    2,210,103,785     2,073,694,523
Cash                                                              (12,900,918)       (4,706,752)
Short-term investments                                            197,683,923       300,614,306
Other invested assets                                             123,138,112       204,825,301
                                                              ---------------   ---------------
    Total cash and invested assets                             25,858,442,267    24,408,348,984

Premiums deferred and uncollected                                  87,911,465        95,246,120
Investment income due and accrued                                 435,469,021       413,070,675
Federal and foreign income tax recoverable (including from
  affiliates)                                                         656,199         3,275,733
Other assets                                                       13,222,330        16,547,370
Assets held in separate accounts                                  570,423,126       215,213,378
                                                              ---------------   ---------------
Total admitted assets                                         $26,966,124,408   $25,151,702,260
                                                              ===============   ===============

                                          LIABILITIES
Aggregate reserves for life policies and contracts            $16,979,913,523   $16,224,026,895
Reserve for contracts without life contingencies                1,203,484,101     1,104,279,781
Policy and contract claims                                         90,851,924        82,604,631
Policyholders' dividend accumulations                           3,368,976,695     3,169,107,326
Dividends to policyholders payable in the following year          632,934,269       663,480,957
Advance premiums, deposits and other policy and contract
  liabilities                                                     252,940,899       248,782,166
Interest maintenance reserve                                       20,317,626        28,203,854
Commissions payable                                                66,968,830        60,279,799
Federal income taxes (payable to affiliates)                       97,079,564       132,896,145
Federal and foreign income taxes due or accrued                     1,687,481         1,687,481
Other liabilities                                                 402,347,764       395,574,011
Liabilities related to separate accounts                          409,783,975        81,602,931
Asset valuation reserve                                           436,174,931       284,076,260
                                                              ---------------   ---------------
Total liabilities                                              23,963,461,582    22,476,602,237
                                                              ---------------   ---------------

                                      CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares authorized,
  issued and outstanding                                            3,000,000         3,000,000
Paid-in surplus                                                    21,846,419        21,846,419
Unassigned surplus                                              2,977,816,407     2,650,253,604
                                                              ---------------   ---------------
Total capital and surplus                                       3,002,662,826     2,675,100,023
                                                              ---------------   ---------------
Total liabilities, capital and surplus                        $26,966,124,408   $25,151,702,260
                                                              ===============   ===============



    The accompanying notes are an integral part of the financial statements.

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)



                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998



                                                                   1999             1998
                                                              --------------   --------------
Income:
  Premiums and annuity considerations                         $2,842,539,089   $2,598,534,137
  Net investment income                                        1,827,979,503    1,769,735,980
  Considerations for supplementary contracts and dividend
   accumulations                                                 608,736,446      600,838,195
  Other                                                            9,968,962          751,058
                                                              --------------   --------------
                                                               5,289,224,000    4,969,859,370
                                                              --------------   --------------
Benefits and other expenses:
  Death benefits                                                 510,819,554      488,267,444
  Surrender benefits and other fund withdrawals                  839,558,114      776,633,240
  Other benefits and claims                                      213,590,748      161,278,199
  Payments on supplementary contracts and dividend
   accumulations                                                 623,878,236      583,588,540
  Net transfers to separate accounts                             267,318,822       72,452,664
  Increase in policy and contract reserves                     1,056,676,594    1,170,205,575
  Commissions                                                    217,021,048      217,256,334
  General insurance expenses                                     528,303,162      374,840,095
  Taxes, licenses and fees                                        44,839,032       50,875,036
                                                              --------------   --------------
                                                               4,302,005,310    3,895,397,127
                                                              --------------   --------------
Net gain from operations before dividends to policyholders
  and federal and foreign income taxes                           987,218,690    1,074,462,243
Dividends to policyholders                                       590,295,504      650,019,641
                                                              --------------   --------------
Net gain from operations before federal and foreign income
  taxes                                                          396,923,186      424,442,602
Federal and foreign income taxes incurred (excluding capital
  gains)                                                         162,179,691      161,052,390
                                                              --------------   --------------
Net gain from operations before net realized capital gains
  (losses)                                                       234,743,495      263,390,212
Net realized capital gains or (losses) less capital gains
  tax of $23,035,697 and $29,007,290 (excluding $(5,904,782)
  and $12,990,443 transferred to the IMR) in 1999 and 1998,
  respectively                                                   (26,271,143)     (20,512,698)
                                                              --------------   --------------
Net income                                                    $  208,472,352   $  242,877,514
                                                              ==============   ==============



    The accompanying notes are an integral part of the financial statements.

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)



        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998



                                                                   1999             1998
                                                              --------------   --------------
Common stock:
  Balance at beginning and end of year                        $    3,000,000   $    3,000,000
                                                              --------------   --------------
Paid-in surplus:
  Balance at beginning and end of year                            21,846,419       21,846,419
                                                              --------------   --------------
Unassigned surplus:
  Balance at beginning of year                                 2,650,253,604    2,611,379,140
  Net income                                                     208,472,352      242,877,514
  Net unrealized capital gains                                   165,873,177       61,619,720
  Change in nonadmitted assets                                      (777,825)       1,544,606
  Change in asset valuation reserve                             (152,098,671)     (98,220,298)
  Dividends to stockholder (parent company)                         (480,000)        (480,000)
  Surplus contributed to separate accounts                                --     (119,000,100)
  Other changes in surplus in separate accounts statement         22,977,670      135,533,022
  Change in provision for class action settlement amounts         83,596,100     (185,000,000)
                                                              --------------   --------------
  Balance at end of year                                       2,977,816,407    2,650,253,604
                                                              --------------   --------------
Total capital and surplus                                     $3,002,662,826   $2,675,100,023
                                                              ==============   ==============



    The accompanying notes are an integral part of the financial statements.

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)



                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998



                                                                   1999              1998
                                                              ---------------   ---------------
Cash from operations:
  Premiums and annuity considerations                         $ 2,862,595,240   $ 2,608,301,994
  Other premiums, considerations and deposits, allowances
   and reserve adjustments and other income                       612,672,840       602,297,940
  Investment income received (excluding realized
   gains/losses and net of investment expenses)                 1,831,649,336     1,777,761,143
  Life and accident and health benefits paid                     (529,775,289)     (499,753,913)
  Surrender benefits and other fund withdrawals paid             (839,558,114)     (776,633,240)
  Other benefits to policyholders paid                           (766,864,427)     (723,399,865)
  Commissions, other expenses and taxes paid (excluding
   federal income taxes)                                         (709,691,340)     (627,764,840)
  Dividends to policyholders paid                                (620,842,191)     (625,147,776)
  Federal and foreign income taxes paid (excluding tax on
   capital gains)                                                (189,405,146)     (127,959,471)
  Other operating expenses paid                                      (956,245)         (280,301)
  Net transfer from separate accounts                            (285,961,373)     (195,422,386)
                                                              ---------------   ---------------
Net cash from operations                                        1,363,863,291     1,411,999,285
                                                              ---------------   ---------------
Cash from investments:
  Proceeds from investments sold, matured or repaid:
    Bonds                                                       2,340,493,355     1,714,869,512
    Stocks                                                         36,001,820        33,444,243
    Real estate                                                     4,387,669                --
    Mortgage loans                                                219,349,813       155,435,830
    Other invested assets                                          78,766,444       216,818,073
    Net (losses) on cash and short-term investments                   (44,589)          (28,445)
                                                              ---------------   ---------------
  Total investment proceeds                                     2,678,954,512     2,120,539,213
  Tax on capital gains                                             29,007,290         2,749,474
                                                              ---------------   ---------------
  Total cash from investments                                   2,649,947,222     2,117,789,739
                                                              ---------------   ---------------
Cost of investments acquired (long-term only):
  Bonds                                                         3,003,430,117     2,785,735,889
  Stocks                                                          222,077,269       310,877,793
  Mortgage loans                                                  744,304,930       552,320,858
  Other invested assets                                                    --        98,147,288
                                                              ---------------   ---------------
  Total investments acquired                                    3,969,812,316     3,747,081,828
                                                              ---------------   ---------------
  Increase in policy loans and premium notes                      136,514,242       154,550,681
                                                              ---------------   ---------------
Net cash from investments                                      (1,456,379,336)   (1,783,842,770)
                                                              ---------------   ---------------
Cash from financing and miscellaneous sources:
  Other cash provided                                              28,036,648        30,373,952
  Dividends to stockholders paid                                     (480,000)         (480,000)
  Other applications (net)                                        (46,165,152)      (12,311,327)
                                                              ---------------   ---------------
Net cash from financing and miscellaneous sources                 (18,608,504)       17,582,625
                                                              ---------------   ---------------
Net change in cash and short-term investments                    (111,124,549)     (354,260,860)
Cash and short-term investments, beginning of year                295,907,554       650,168,414
                                                              ---------------   ---------------
Cash and short-term investments, end of year                  $   184,783,005   $   295,907,554
                                                              ===============   ===============



    The accompanying notes are an integral part of the financial statements.

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS



1. NATURE OF BUSINESS OPERATIONS



State Farm Life Insurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, which includes the addition of Connecticut in 1999, as well as the District of Columbia. The Company is also licensed in Canada for the provinces of Alberta, New Brunswick and Ontario. The Company primarily markets individual life and annuity products through an independent contractor agency force. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 81% of premium revenue. Individual annuity products including variable annuity contracts account for an additional 17%. The Company also writes small amounts of group credit life and employee group life.



2. SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES



The accompanying financial statements have been prepared on a statutory basis in accordance, in all material respects, with accounting practices prescribed in the National Association of Insurance Commissioners (NAIC) Annual Statement Instructions and Accounting Practices and Procedures manuals, as well as state laws, regulations and general administrative rules. Statutory basis accounting also permits the use of accounting practices which differ from those prescribed in the sources referred to above, when such practices are approved by the Illinois Department of Insurance. The Company has used no such permitted accounting practices in the preparation of these financial statements that would be deemed to have a material effect on the determination of its financial position as of December 31, 1999 and 1998, or the results of its operations for the years then ended.



The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.



Significant accounting practices include:



A. INVESTMENTS



Bonds and stocks are stated at values prescribed by the NAIC. In general, bonds are stated at amortized cost, preferred stocks at cost unless the stock is of lower quality, then stated at the lower of cost or market value, and common stocks, other than investment in subsidiary, at market value. Under GAAP, equity securities that have readily determinable fair values and debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.



Prepayment assumptions for loan-backed bonds are internal estimates based on historical prepayment patterns. Prepayment assumptions for structured securities are based on estimates from various data reporting services. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all securities.



Mortgage loans on real estate, all of which are first liens, are carried at the aggregate unpaid principal balances. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 1999 or 1998.



Real estate is carried at cost less accumulated depreciation. Depreciation is computed principally on the straight-line method over the estimated useful lives of the assets. Accumulated depreciation on such real estate is $13,767,001 and $14,302,902 at December 31, 1999 and 1998, respectively.



Policy loans are stated at the aggregate of unpaid loan balances which are not in excess of cash surrender values of related policies.



Short-term investments are stated at cost which approximates market. Other invested assets consist principally of investments in limited partnerships and are recorded under the equity method of accounting.



Investment in a wholly-owned subsidiary is carried at its statutory net equity. Under GAAP reporting, all majority-owned subsidiaries would be consolidated. The net change in the

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS


unrealized gain or loss of the wholly-owned subsidiary for the years ended December 31, 1999 and 1998, as reflected in surplus, is $183,474 and $190,732, respectively.



Investment income is recorded when earned. Realized gains and losses on sale or maturity of investments are determined on the basis of specific identification. Aggregate unrealized capital gains and losses are credited or charged directly to unassigned surplus.



B.PREMIUMS DEFERRED AND UNCOLLECTED



Premiums deferred and uncollected represent modal premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.



C. AGGREGATE RESERVES FOR LIFE POLICIES AND CONTRACTS



Policy reserves on life insurance are based on statutory mortality and interest rate requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging primarily from 2.5% to 8%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rates that are based on Company experience.



D. POLICYHOLDERS' DIVIDENDS



All of the Company's life insurance business is written on the participating basis. Policyholders' dividends are determined annually by the Board of Directors. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits.



E. FEDERAL AND FOREIGN INCOME TAXES



The Company's federal income tax return is consolidated with SFMAIC and its affiliates.



The consolidated federal income tax liability is apportioned to each entity in accordance with a written agreement. The allocation is based upon separate return calculations with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety (90) days; 2) any refunds of federal income tax will be settled within sixty (60) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within sixty (60) days of payment of the tax due. Changes in prior year tax liability may result in reallocation of prior year tax.



The Company's provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies and is based on income which is currently taxable. Under GAAP, deferred federal income taxes would be provided for temporary differences between the tax basis and financial statement basis of assets and liabilities.



F. PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS



Pension Plans



The Company and affiliated insurers sponsor two defined benefit plans covering substantially all of its employees. One plan is for the United States employees and the other is for Canadian employees.



For the United States plan, the Company's funding policy is to contribute (1) at least the current service cost on a current basis and to fund any unfunded liabilities over the appropriate period and (2) not more than the maximum amount that may be deducted for federal income tax purposes.



For the Canadian plan, the Company's funding policy is to comply with the funding requirements in Canada and to comply with the United States requirements for foreign plans.



Contributions are allocated among participating companies based on ratios of annual compensation rates.



Under GAAP, periodic net pension expense would be based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses rather than the funding policy.



Other Postretirement Benefits



The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans. For United States employees and agents, health care benefits generally include comprehensive

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS




medical coverage. For Canadian employees and agents, the health care benefits provided by the Company supplement those provided by the Canadian government.



As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to those already eligible or retired post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.



Under GAAP, accounting for postretirement benefits requires an additional accrual for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees and their dependents.



G. INTEREST MAINTENANCE RESERVE AND ASSET VALUATION RESERVE



Interest Maintenance Reserve (IMR) -- Realized capital gains and losses, due to interest rate fluctuations, net of tax on short-term and long-term fixed income investments are applied in this calculation. These gains and losses are amortized into income over the approximate remaining life of the investment sold. The IMR is not calculated under GAAP.



Asset Valuation Reserve (AVR) -- Realized gains and losses due to credit risk fluctuations and unrealized gains and losses on applicable invested assets are reflected in the calculation of this reserve. Changes in the AVR are charged or credited directly to unassigned surplus and include no voluntary contributions in 1999 or 1998. The AVR is not calculated under GAAP.



H. SEPARATE ACCOUNTS



The Company issues individual variable universal life and annuity contracts. Deposits received in connection with these contracts are placed in the Company's separate accounts and general accounts within certain limits.



A separate account is an accounting entity segregated as a discrete operation within an insurance company. Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in shares of mutual funds which are managed either by the Company or by an outside manager.



Separate account assets are reported at market value and liabilities are recorded at amounts equal to assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets.



I. RECOGNITION OF PREMIUMS AND ANNUITY CONSIDERATIONS AND RELATED EXPENSES



Premiums and annuity considerations are recognized over the premium paying period of the policies, whereas acquisition costs such as commissions and other costs related to new business are expensed as incurred. For investment contracts (those without mortality risk, such as immediate annuities with benefits paid for a certain period) and contracts that permit the insured to change the amount and timing of premium payments (such as universal life products), deposits are recorded as revenue when received. Under GAAP, the deposits are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.



J. NONADMITTED ASSETS



Certain assets designated as "nonadmitted" assets aggregating $3,537,920 and $2,760,095 at December 31, 1999 and 1998, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. Under GAAP, these assets would be recognized at the lower of cost or net realizable value.



K. FOREIGN EXCHANGE



Foreign assets and liabilities stated in functional currencies are combined with domestic assets and liabilities stated in U.S. dollars. A translation adjustment for the excess of the Company's foreign assets over its foreign liabilities is recognized as a net liability. Under GAAP, the translation of functional currencies to U.S. dollars for assets and liabilities prior to combination with domestic assets and liabilities would be required. The preceding discussion highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined but is presumed to be material.

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS



3. BONDS AND OTHER DEBT SECURITIES



The amortized cost and estimated market values of investments in debt securities are as follows (in thousands):



                                                                               DECEMBER 31, 1999
                                                              ---------------------------------------------------
                                                                              GROSS        GROSS       ESTIMATED
                                                               AMORTIZED    UNREALIZED   UNREALIZED     MARKET
                                                                 COST         GAINS        LOSSES        VALUE
                                                              -----------   ----------   ----------   -----------

U.S. treasury securities and obligations of U.S.
  governmental corporations and agencies                      $ 7,935,631   $ 294,588    $ (94,472)   $ 8,135,747

Obligations of states and political subdivisions                  128,130         421       (4,648)       123,903

Debt securities issued by foreign governments                     432,846      11,604       (5,109)       439,341

Corporate bonds                                                11,117,383      90,995     (334,458)    10,873,920
                                                              -----------   ----------   ---------    -----------

    Totals                                                    $19,613,990   $ 397,608    $(438,687)   $19,572,911
                                                              ===========   ==========   =========    ===========



                                                                               DECEMBER 31, 1998
                                                              ---------------------------------------------------
                                                                              GROSS        GROSS       ESTIMATED
                                                               AMORTIZED    UNREALIZED   UNREALIZED     MARKET
                                                                 COST         GAINS        LOSSES        VALUE
                                                              -----------   ----------   ----------   -----------

U.S. treasury securities and obligations of U.S.
  governmental corporations and agencies                      $ 7,971,636   $ 784,065     $   (788)   $ 8,754,913

Obligations of states and political subdivisions                   73,333       3,055           (1)        76,387

Debt securities issued by foreign governments                     416,092      33,271          (31)       449,332

Corporate bonds                                                10,629,858     575,792       (6,008)    11,199,642
                                                              -----------   ----------    --------    -----------

    Totals                                                    $19,090,919   $1,396,183    $ (6,828)   $20,480,274
                                                              ===========   ==========    ========    ===========



The amortized cost and estimated market value of debt securities, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                  DECEMBER 31, 1998
                              -------------------------
                                             ESTIMATED
                               AMORTIZED      MARKET
                                 COST          VALUE
                              -----------   -----------

Due in one year or less       $ 1,908,669   $ 1,904,672

Due after one year through
  five years                    8,526,716     8,508,858

Due after five years through
  ten years                     6,674,985     6,661,005

Due after ten years             2,503,620     2,498,376
                              -----------   -----------

    Totals                    $19,613,990   $19,572,911
                              ===========   ===========



Gross proceeds and realized gains and losses on bonds sold at the discretion of the Company for the years ended December 31, were (in thousands):



                                   1999       1998
                                 --------   --------

Proceeds                         $903,171   $359,351

Gross gains                         3,117      6,243

Gross losses                      (21,660)       (11)



At December 31, 1999, bonds carried at amortized cost of $1,587,411 were on deposit with regulatory authorities.

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS



4. EQUITY INVESTMENTS



The cost of investments in preferred and common stocks and gross unrealized gains and losses from those investments are as follows (in thousands):



                                DECEMBER 31, 1999
                        ----------------------------------
                                     GROSS        GROSS
                                   UNREALIZED   UNREALIZED
                          COST       GAINS        LOSSES
                        --------   ----------   ----------
Preferred               $    790    $     --     $     (2)
Unaffiliated common      603,791     373,258      (25,644)
Affiliated common          3,500       3,481           --



                                DECEMBER 31, 1998
                        ----------------------------------
                                     GROSS        GROSS
                                   UNREALIZED   UNREALIZED
                          COST       GAINS        LOSSES
                        --------   ----------   ----------
Preferred               $  1,384    $     --     $   (131)
Unaffiliated common      417,302     191,547      (11,451)
Affiliated common          3,500       3,298           --



Gross realized gains and losses consist of the following for the years ended December 31 (in thousands):



                              1999                  1998
                       -------------------   -------------------
                        GAINS      LOSSES     GAINS      LOSSES
                       --------   --------   --------   --------
Preferred               $  140    $    --     $  162     $ (25)
Unaffiliated common      2,232     (2,553)     1,056      (108)



5. INVESTMENT IN SUBSIDIARY



State Farm Annuity and Life Insurance Company (SFAL), a company authorized to sell life and health insurance, is an affiliate of the Company through direct 100% ownership. To date however, SFAL has conducted no insurance business. Summary financial position as of December 31 and operating results for the years ended December 31 are noted below (in thousands).



                                       1999       1998
                                     --------   --------
Admitted assets                       $7,035     $6,873
Liabilities                               45         75
Capital and surplus                    6,990      6,798
Net income                               187        191



6. NET INVESTMENT INCOME



The components of net investment income earned by type of investment for the years ended December 31, were as follows (in thousands):



                                  1999         1998
                               ----------   ----------
Bonds                          $1,381,709   $1,339,653
Mortgage loans                    205,765      180,831
Policy loans                      142,641      133,810
Short-term investments             18,528       28,864
Other                              94,149       99,644
                               ----------   ----------
Gross investment income         1,842,792    1,782,802
Investment expenses               (14,211)     (12,447)
Depreciation                         (601)        (619)
                               ----------   ----------
Net investment income          $1,827,980   $1,769,736
                               ==========   ==========



7. FAIR VALUE OF FINANCIAL INSTRUMENTS



The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:



Bonds and Short-term Investments



Fair values for issues traded on public exchanges are based on the market price in such exchanges at year end. For issues that are not traded on public exchanges, fair values were estimated based on market comparables or internal analysis.



Mortgage Loans



Fair values were estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.



Preferred Stocks and Unaffiliated Common Stocks



Fair values were determined by the Securities Valuation Office (SVO) of the NAIC and were approximated based upon values determined in public exchanges or comparable values. For issues that were not evaluated by the SVO, fair values were estimated based on market comparables or internal analysis.



Separate Accounts



The fair value of the assets held in separate accounts and corresponding liabilities are estimated based on the fair value of the underlying assets.

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS



Cash



The carrying amount is a reasonable estimate of fair value.



Structured Annuity Reserves and Other Similar Items



Fair values were estimated by discounting future annuity payments at the interest rates in effect for similar contracts at year end.



Deferred Annuity Reserves



Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end.



Advance Premiums



Fair values were approximated by the amount due to the policyholder as if the policy was surrendered at year end.


Settlement Options Without Life Contingencies



Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.



The estimated fair values and statement values of the Company's financial instruments as of December 31, were as follows (in thousands):



                                                                         1999                                1998
                                                             -----------------------------       -----------------------------
                                                                FAIR            STATEMENT           FAIR            STATEMENT
                                                                VALUE             VALUE             VALUE             VALUE
                                                             -----------       -----------       -----------       -----------
Financial assets:
  Bonds                                                      $19,375,232       $19,416,306       $20,179,631       $18,790,304
    Bond reserves                                                     --            54,593                --            48,096
                                                             -----------       -----------       -----------       -----------
                                                             $19,375,232       $19,361,713       $20,179,631       $18,742,208
                                                             ===========       ===========       ===========       ===========
  Mortgage loans                                             $ 2,712,720       $ 2,955,966       $ 2,458,316       $ 2,427,483
    Mortgage loan reserves                                            --            34,162                --            30,242
                                                             -----------       -----------       -----------       -----------
                                                             $ 2,712,720       $ 2,921,804       $ 2,458,316       $ 2,397,241
                                                             ===========       ===========       ===========       ===========
  Preferred stock                                            $       558       $       788       $     1,107       $     1,253
    Preferred stock reserves                                          --                22                --                35
                                                             -----------       -----------       -----------       -----------
                                                             $       558       $       766       $     1,107       $     1,218
                                                             ===========       ===========       ===========       ===========
  Unaffiliated common stock                                  $   951,405       $   951,405       $   597,398       $   597,398
    Unaffiliated common stock reserves                                --           333,182                --           181,635
                                                             -----------       -----------       -----------       -----------
                                                             $   951,405       $   618,223       $   597,398       $   415,763
                                                             ===========       ===========       ===========       ===========
  Cash                                                       $   (12,901)      $   (12,901)      $    (4,707)      $    (4,707)
                                                             ===========       ===========       ===========       ===========
  Short-term investments                                     $   197,679       $   197,684       $   300,643       $   300,614
    Short-term reserves                                               --               282                --               783
                                                             -----------       -----------       -----------       -----------
                                                             $   197,679       $   197,402       $   300,643       $   299,831
                                                             ===========       ===========       ===========       ===========
  Separate accounts                                          $   570,423       $   570,423       $   215,213       $   215,213
                                                             ===========       ===========       ===========       ===========
Financial liabilities:
  Structured annuity reserves and other similar items        $   400,008       $   412,467       $   416,019       $   386,801
  Deferred annuity reserves                                    3,236,561         3,263,283         3,372,866         3,388,929
  Advance premiums                                                56,654            57,306            62,594            63,237
  Settlement options without life contingencies                  791,017           791,017           717,479           717,479
  Separate accounts                                              409,784           409,784            81,603            81,603

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, CONTINUED



8. FEDERAL INCOME TAXES



The difference between the Company's effective income tax rate and the statutory rate for both 1999 and 1998 is primarily due to the non-deductible policyholder dividends, gross deferred premiums, unamortized deferred acquisition costs, tax reserves, and investment income associated with other invested assets.



The examinations of the Company's federal income tax returns through 1987 have been closed by the Internal Revenue Service. Returns for 1988, 1989 and 1990 have been examined. Although a few issues remain open, no open issue would have a material effect on surplus. Returns for 1991, 1992 and 1993 are currently under examination. Although the audit is still in progress at this time, there have been no individual issues or issues in the aggregate raised that would require adjustments which would have a material effect on surplus.


9. PENSION PLANS AND OTHER
POSTRETIREMENT BENEFITS



A. Pension Plans



No pension cost was allocated in 1999 or 1998 as the United States plan was subject to the full funding limitation of the Internal Revenue Code. A comparison of accumulated plan benefits, determined in accordance with Statement of Financial Accounting Standards No. 35, and plan net assets for the non-contributory defined benefit pension plan of the Company and its parent and other affiliates as of December 31, is presented below (in thousands):



                                  1999         1998
                               ----------   ----------
Actuarial present value of
  accumulated plan benefits:
  Vested                       $3,579,461   $3,325,713
  Nonvested                        69,327       63,895
                               ----------   ----------
                               $3,648,788   $3,389,608
                               ==========   ==========
Net assets available for plan
  benefits                     $8,761,550   $8,285,652
                               ==========   ==========



Benefits paid amounted to $163,776,000 and $145,034,703 in 1999 and 1998, respectively. The assumed rate of return on plan assets used in determining the actuarial present value of vested and nonvested accumulated plan benefits was 7.0% for both 1999 and 1998. In addition, the discount rate was 7.0% for both 1999 and 1998. The assumed rate of compensation increases ranged from 5.5% to 12.8% in 1999 and 1998 and varies by the attained age of the employee.



For the Canadian Plan, pension cost allocated to the Company amounted to $0 in both 1999 and 1998. A comparison of accumulated plan benefits and net assets of the non-contributory defined benefit pension plan as of December 31, is presented below (in thousands):



                                   1999       1998
                                 --------   --------
Actuarial present value of
  accumulated plan benefits:
  Vested                         $ 45,074   $ 42,091
                                 ========   ========
  Nonvested                           136        127
                                 ========   ========
                                 $ 45,210   $ 42,218
                                 ========   ========
Net assets available for plan
  benefits                       $108,833   $107,896
                                 ========   ========



Benefits paid amounted to $2,503,665 and $1,802,230 in 1999 and 1998, respectively.



For both Plans, the Company elected to change its plan year to a calendar year beginning January 1, 1999.



The Company participates with its affiliates in a qualified defined contribution plan. Contributions recorded for the years ended December 31, 1999 and 1998, were $3,009,810 and $2,472,958, respectively. Benefits, generally available upon retirement, are paid from net assets available for plan benefits.



B.Other Postretirement Benefits



The Company's share of the net post-career benefit cost for the year ended December 31, 1999, was $13,840,256 and included paid benefits, the expected cost of the potential health care and life insurance benefits for newly eligible post-career associates, interest cost and amortization of the transition obligation and prior service costs.



At December 31, 1999 and 1998, respectively, the Company's share of the recorded unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $54,714,800 and $43,267,840. The Company's share of the remaining transition obligation for these potential benefits was $32,827,301 and $32,875,524 at December 31, 1999 and 1998, respectively, which is being amortized over 20 years, beginning in 1993. The

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, CONTINUED


Company's share of unrecognized net (gains) or losses, resulting from experience different from that assumed and/or changes in actuarial assumptions, was $6,015,690 at December 31, 1999. The Company's share of the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible employees, agents, and their qualifying dependents at January 1, 1999, was $82,005,698, which is not accrued in these financial statements. At January 1, 1999 and 1998, the discount rate used in determining the accumulated post-career benefit obligation attributable to these potential benefits was 6.0% and 6.5%, respectively, and the 1999 health care cost trend rate is 9.0% for the first year, graded to 6.0% over the following five years.



The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the Company's share of the post-career benefit obligation attributable to the potential health care insurance benefits for post-career associates by $7,769,581 as of January 1, 1999, and the estimated eligibility and interest cost components of the net periodic post-career benefit cost for 1999 by $1,423,513.



The Company participates with its affiliates in an unfunded deferred compensation plan for highly compensated employees and independent contractor agents. The established liabilities reflected in these statements were $1,358,919 and $1,351,386 for 1999 and 1998, respectively.



10. OTHER RELATED PARTY TRANSACTIONS



The Company, its parent, and its affiliates share certain administrative, occupancy and marketing expenses. Such expenses are allocated to the Company based on surveys and usage studies and totaled approximately $259,764,000 and $200,377,000 in 1999 and 1998, respectively.



At December 31, 1999 and 1998, total amounts owed to the parent company, exclusive of federal and foreign income taxes were approximately $165,998,000 and $114,639,000, respectively. Total amounts owed to other affiliates were approximately $64,000 and $45,000, respectively.



11. CONTINGENT LIABILITIES



On August 28, 1998, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a class action lawsuit involving alleged misleading life insurance sales practices in connection with the Company's sale of traditional and universal life insurance policies in the United States from 1982 through 1997. The Company denies the allegations in this lawsuit but entered into a settlement in order to limit additional expense and burden upon operations. The proposed settlement received court approval in a fairness hearing concluded on February 11, 1999.



Pursuant to the terms of the proposed settlement, the Company has agreed to provide policyowners in the class with options that include policy enhancements, the right to purchase an enhanced value policy or enhanced value annuity and a claim review process. While it has not been possible to predict with certainty the ultimate dollar amount that will be paid or credited to current and former policyholders under the terms of this settlement, the Company elected to record, on an estimated basis, a liability for such amount in the December 31, 1998 financial statements. Included in this liability was an amount for estimated legal and administrative costs which would be incurred in connection with the settlement. An amount of $185,000,000 was included in the liabilities of the Company as of December 31, 1998 for such provision with a corresponding charge recorded in the Statement of Changes in Capital and Surplus.



During 1999, in its Statement of Operations, the Company reflected charges for legal and administrative expenses associated with the class action settlement. In addition, the Company has reflected charges for payments to be made or credited to current and former policyholders in accordance with the terms of the settlement agreement. Legal and administrative expenses of $54,356,223 and settlement contribution amounts totaling $29,912,926 have been reflected in arriving at the amount of 1999 Net Income. Because of the uncertainty regarding the ultimate number of claims to be settled, the policy enhancements to be made and the ongoing administrative expenses, the Company is continuing to reflect in its liabilities the amount of $101,403,900 as a general provision for additional future charges in connection with this class action lawsuit.



The Company is subject to liabilities of a contingent nature which may from time to time arise. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment which is being experienced in the United States. Liabilities arising as a result of these

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, CONTINUED


factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.



12. DIVIDEND RESTRICTIONS



The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in Illinois without prior approval of the Insurance Commissioner is subject to restrictions related to statutory surplus and net income.

                             SUPPLEMENTAL SCHEDULE

                      REPORT OF INDEPENDENT ACCOUNTANTS ON
                       SUPPLEMENTAL FINANCIAL INFORMATION



To the Board of Directors
State Farm Life Insurance Company
Bloomington, Illinois



In our opinion, the accompanying supplemental schedule of assets and liabilities as of and for the year ended December 31, 1999 is fairly stated in all material respects in relation to the basic financial statements, taken as a whole, of State Farm Life Insurance Company for the year ended December 31, 1999, which is covered by our report dated February 22, 2000 presented in the first section of this document. Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. This information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements.


                                     /s/ PricewaterhouseCoopers, LLP


Chicago, Illinois
February 22, 2000

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES
                     SCHEDULE 1 -- SELECTED FINANCIAL DATA
                               DECEMBER 31, 1999



The following is a summary of certain financial data (in thousands) included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.



Investment income earned:
    U.S. government bonds                                     $  468,011
    Other bonds (unaffiliated)                                   913,698
    Preferred stock (unaffiliated)                                    59
    Common stocks (unaffiliated)                                  10,623
    Mortgage loans                                               205,765
    Real estate                                                    2,553
    Premium notes, policy loans and liens                        142,641
    Cash on hand and on deposit                                      310
    Short-term investments                                        18,528
    Other invested assets                                         80,604
                                                              ----------
    Gross investment income                                   $1,842,792
                                                              ==========
Real estate owned -- book value less encumbrances             $    8,971
                                                              ==========
Mortgage loans -- book value:
    Residential mortgages                                     $   21,820
    Commercial mortgages                                       2,934,146
                                                              ----------
    Total mortgage loans                                      $2,955,966
                                                              ==========
Mortgage loans by standing -- book value:
    Good standing                                             $2,939,288
                                                              ==========
    Good standing with restructured terms                     $   16,678
                                                              ==========
    Overdue more than three months, not in foreclosure        $       --
                                                              ==========
    Foreclosure in process                                    $       --
                                                              ==========

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES
                SCHEDULE 1 -- SELECTED FINANCIAL DATA CONTINUED
                               DECEMBER 31, 1999



Other long-term assets -- statement value                     $   123,138
                                                              ===========
Bonds and stocks of parents, subsidiaries and affiliates --
  book value:
  Common stocks                                               $     6,981
                                                              ===========
Bonds and short-term investments by class and maturity:
  Bonds by maturity -- statement value:
  Due within one year or less                                 $ 1,908,669
  Over 1 year through 5 years                                   8,526,716
  Over 5 years through 10 years                                 6,674,985
  Over 10 years through 20 years                                2,334,687
  Over 20 years                                                   168,933
                                                              -----------
  Total by maturity                                           $19,613,990
                                                              ===========
Bonds by class -- statement value:
  Class 1                                                     $18,180,651
  Class 2                                                       1,295,156
  Class 3                                                         125,232
  Class 4                                                          12,951
  Class 5                                                              --
  Class 6                                                              --
                                                              -----------
  Total by class                                              $19,613,990
                                                              ===========
  Total bonds publicly traded                                 $17,653,361
                                                              ===========
  Total bonds privately placed                                $ 1,960,629
                                                              ===========
Preferred stocks -- statement value                           $       788
                                                              ===========
Common stocks -- market value                                 $   958,386
                                                              ===========
Short-term investments -- book value                          $   197,684
                                                              ===========
Cash on deposit                                               $   (12,901)
                                                              ===========

                       STATE FARM LIFE INSURANCE COMPANY
 (A WHOLLY-OWNED SUBSIDIARY OF STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY)
                SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES
                SCHEDULE 1 -- SELECTED FINANCIAL DATA CONTINUED
                               DECEMBER 31, 1999



Life insurance in force:
  Ordinary                                                    $367,711,303
                                                              ============
  Credit life                                                 $  1,065,699
                                                              ============
  Group life                                                  $ 11,962,282
                                                              ============
Amount of accidental death insurance in force under ordinary
  policies                                                    $  8,315,131
                                                              ============
Life insurance with disability provisions in force:
  Ordinary                                                    $    258,977
                                                              ============
  Group life                                                  $     12,072
                                                              ============
Supplementary contracts in force:
  Ordinary -- not involving life contingencies:
    Amount on deposit                                         $    520,145
                                                              ============
    Income payable                                            $      2,945
                                                              ============
  Ordinary -- involving life contingencies:
    Income payable                                            $      5,904
                                                              ============
Annuities:
  Ordinary:
    Immediate -- amount of income payable                     $    112,896
                                                              ============
    Deferred -- fully paid account balance                    $  3,567,443
                                                              ============
    Deferred -- not fully paid -- account balance             $        889
                                                              ============
Deposit funds and dividend accumulations:
  Deposit funds -- account balance                            $     77,135
                                                              ============
Dividend accumulations -- account balance                     $  3,368,977
                                                              ============

                        STATE FARM LIFE INSURANCE COMPANY
                        VARIABLE ANNUITY SEPARATE ACCOUNT

                     REPORT ON AUDIT OF FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of State Farm Life Insurance
Company and Contract Owners of State Farm Life
Insurance Company Variable Annuity Separate Account

In our opinion, the accompanying statement of assets and liabilities and contract owners' equity and the related statements of operations and changes in contract owners' equity present fairly, in all material respects, the financial position of State Farm Life Insurance Company Variable Annuity Separate Account (which includes the Large Cap Equity Index Fund, Small Cap Equity Index Fund, Bond Fund, Money Market Fund, International Equity Index Fund, and the Stock and Bond Balanced Fund thereof) at December 31, 1999, the results of their operations and the changes in their contract owners' equity for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of State Farm Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1999 with State Farm Variable Product Trust, provide a reasonable basis for the opinion expressed above.


                                        /s/ PricewaterhouseCoopers LLP


Chicago, Illinois
February 16, 2000

STATE FARM LIFE INSURANCE COMPANY
VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES AND CONTRACT OWNERS' EQUITY
DECEMBER 31, 1999



                                     ASSETS
Investments at value:
    State Farm Variable Product Trust Funds:
      Large Cap Equity Index Fund, 10,071,683 shares (cost $131,579,488)                  $151,780,252
      Small Cap Equity Index Fund, 5,985,992 shares (cost $58,209,346)                      65,247,315
      Bond Fund, 4,632,230 shares (cost $45,986,483)                                        44,330,439
      Money Market Fund, 29,615,314 shares (cost $29,615,314)                               29,615,314
      International Equity Index Fund, 6,785,039 shares (cost $75,580,296)                  98,654,474
      Stock and Bond Balanced Fund, 2,529,342 shares (cost $29,539,516)                     32,249,115
                                                                                           ------------
             Total investments                                                             421,876,909
                                                                                           ------------

             Total assets                                                                 $421,876,909
                                                                                          ------------
                                                                                          ------------

                              LIABILITIES AND CONTRACT OWNERS' EQUITY

Contract owners' equity                                                                   $421,876,909
                                                                                          ------------

             Total liabilities and contract owners' equity                                $421,876,909
                                                                                          ------------
                                                                                          ------------




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE FARM LIFE INSURANCE COMPANY
VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


                                                     STATE FARM VARIABLE PRODUCTS TRUST
                             ------------------------------------------------------------------------------------------------------
                                                                                                        STOCK AND
                                LARGE CAP       SMALL CAP                     MONEY      INTERNATIONAL     BOND
                              EQUITY INDEX    EQUITY INDEX       BOND        MARKET      EQUITY INDEX    BALANCED
                                  FUND            FUND           FUND         FUND           FUND          FUND        COMBINED
                                -----------     -----------    ----------   -----------   -----------  -----------   ------------
Investment income:
    Dividend income             $ 3,285,717     $ 3,178,001   $ 1,798,321   $ 1,044,120    $  924,531     $  40,213   $10,270,903
Expenses:
    Mortality and expense
        risk charges                959,933         329,959       328,457       193,480       388,728       215,035     2,415,592
                                -----------     -----------    ----------    ----------   -----------   -----------   ------------

Net investment income (loss)      2,325,784       2,848,042     1,469,864       850,640       535,803     (174,822)     7,855,311
                                -----------     -----------    ----------    ----------   -----------   -----------   ------------

Realized gain (loss) on
      investments                    (3,581)        (12,065)      (89,490)            -        (2,599)       (3,837)     (111,572)

Change in unrealized
      appreciation
      (depreciation), net        15,414,862       7,319,252   (1,775,323)             -    17,873,368     2,336,335    41,168,494
                                -----------     -----------    ----------    ----------   -----------   -----------   ------------

Realized and unrealized
      gain (loss) on
      investments                15,411,281       7,307,187   (1,864,813)             -    17,870,769     2,332,498    41,056,922
                                -----------     -----------    ----------    ----------   -----------   -----------   ------------

Net increase (decrease) in
      contract owners' equity
      from operations           $17,737,065     $10,155,229    $(394,949)    $  850,640   $18,406,572   $ 2,157,676   $48,912,233
                                -----------     -----------    ----------    ----------   -----------   -----------   ------------
                                -----------     -----------    ----------    ----------   -----------   -----------   ------------






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE FARM LIFE INSURANCE COMPANY
VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1999


                                                        STATE FARM VARIABLE PRODUCTS TRUST
                               ----------------------------------------------------------------------------------------------------
                                                                                                         STOCK AND
                                 LARGE CAP      SMALL CAP                     MONEY      INTERNATIONAL     BOND
                               EQUITY INDEX   EQUITY INDEX      BOND         MARKET      EQUITY INDEX    BALANCED
                                   FUND           FUND          FUND          FUND           FUND          FUND        COMBINED
                                -----------     -----------    ----------    ----------     -----------  -----------   ------------
Net investment income (loss)     $ 2,325,784    $ 2,848,042    $1,469,864    $  850,640     $  535,803   $ (174,822)   $ 7,855,311

Realized gain (loss) on
    investments                       (3,581)       (12,065)     (89,490)             -         (2,599)       (3,837)     (111,572)

Change in unrealized
    appreciation
    (depreciation),
    net                           15,414,862      7,319,252   (1,775,323)             -     17,873,368     2,336,335    41,168,494
                                  -----------     ----------  ----------      ----------    -----------    -----------  ------------
Net realized and unrealized
    gain (loss) on investments    15,411,281      7,307,187   (1,864,813)             -     17,870,769     2,332,498    41,056,922
                                  -----------     ----------  ----------      ----------    -----------    -----------  ------------

Net increase (decrease) in
    contract owners' equity from
    operations                    17,737,065     10,155,229     (394,949)       850,640     18,406,572     2,157,676    48,912,233

    Equity transactions:
     Proceeds from units
       purchased                  89,541,056     27,938,515    35,325,068    28,585,238     34,703,511    23,080,013   239,173,401

    Transfers (net) including
      transfers to or from
      fixed account                9,937,967      2,193,919   (6,367,686)  (12,651,398)      2,827,505     2,165,218   (1,894,475)

    Payments for surrenders
      and other redemptions      (3,011,778)    (1,013,863)   (1,035,492)     (491,302)    (1,240,146)     (514,525)   (7,307,106)
                                 -----------     ----------- ----------      ----------    -----------    -----------  ------------

    Net increase in equity
      derived from contract
      holder transactions         96,467,245     29,118,571    27,921,890    15,442,538     36,290,870    24,730,706   229,971,820
                                  -----------    -----------   ----------    ----------     -----------   -----------  ------------

    Total increase in contract
      owners' equity             114,204,310     39,273,800    27,526,941    16,293,178     54,697,442    26,888,382   278,884,053

    Contract owners' equity:
     Beginning of year            37,575,942     25,973,515    16,803,498    13,322,136     43,957,032     5,360,733   142,992,856
                                  -----------    -----------   ----------    ----------     -----------    ----------- -----------

     End of year                $151,780,252   $ 65,247,315   $44,330,439  $ 29,615,314    $98,654,474    $ 32,249,115 $ 421,876,909
                                ------------   ------------   -----------  ------------    -----------    ------------ -------------
                                ------------   ------------   -----------  ------------    -----------    ------------ -------------




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE FARM LIFE INSURANCE COMPANY
VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY
FOR THE PERIOD FEBRUARY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 1998

                                                              STATE FARM VARIABLE PRODUCTS TRUST
                                 -------------------------------------------------------------------------------------------------
                                                                                                         STOCK AND
                                   LARGE CAP     SMALL CAP                    MONEY      INTERNATIONAL      BOND
                                 EQUITY INDEX  EQUITY INDEX      BOND         MARKET     EQUITY INDEX     BALANCED
                                     FUND          FUND          FUND          FUND          FUND           FUND         COMBINED
                                 ------------  ------------  ------------  ------------  -------------  ------------  -------------
Net investment income (loss)      $  169,504    $  628,489    $  360,387    $  321,735    $   446,251    $  (12,501)   $ 1,913,865

Realized gain (loss) on
     investments                     (20,254)      (16,374)       (4,567)            -        (13,737)       (2,012)       (56,944)

Change in unrealized
   appreciation (depreciation),
   net                             4,785,901      (281,283)      119,281             -      5,200,810       373,265     10,197,974
                                 ------------  ------------  ------------  ------------  -------------  ------------  -------------

Net realized and unrealized
     gain (loss) on investments    4,765,647      (297,667)      114,714             -      5,187,073       371,253     10,141,030
                                 ------------  ------------  ------------  ------------  -------------  ------------  -------------

Net increase in contract
     owners' equity from
     operations                    4,935,151       330,832       475,101       321,735      5,633,324       358,752     12,054,895

     Equity transactions:
       Proceeds from units
         purchased                24,401,718    10,218,639    11,672,852    10,010,557     10,997,650     4,965,640     72,267,056

     Transfers (net) including
         transfers to or from
         fixed account             1,084,196       553,848      (234,746)   (1,953,691)       480,187        64,215         (5,991)

     Payments for surrenders
         and other redemptions      (345,123)     (129,804)     (109,709)      (56,467)      (154,129)      (27,922)      (823,154)
                                 ------------  ------------  ------------  ------------  -------------  ------------  -------------

     Net increase in equity
         derived from contract
         holder transactions      26,140,791    10,642,683    11,328,397     8,000,399     11,323,708     5,001,933     71,437,911

     Increase in equity from
         surplus contributed       7,500,000    15,000,000     5,000,000     5,000,000     27,000,000            50     59,500,050
                                 ------------  ------------  ------------  ------------  -------------  ------------  -------------

     Total increase in contract
         owners' equity           37,575,942    25,973,515    16,803,498    13,322,134     43,957,032     5,360,735    142,992,856

     Contract owners' equity:
       Beginning of year                   -             -             -             -              -             -              -
                                 ------------  ------------  ------------  ------------  -------------  ------------  -------------

       End of year               $37,575,942   $25,973,515   $16,803,498   $13,322,134    $43,957,032    $5,360,735   $142,992,856
                                 ------------  ------------  ------------  ------------  -------------  ------------  -------------
                                 ------------  ------------  ------------  ------------  -------------  ------------  -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE FARM LIFE INSURANCE COMPANY
VARIABLE ANNUITY SEPARATE ACCOUNT


NOTES TO FINANCIAL STATEMENTS

  1.   GENERAL INFORMATION

       ORGANIZATION

       The State Farm Life Insurance Company Variable Annuity Separate Account (the "Separate Account") is a segregated investment account of the State Farm Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on December 9, 1996 and commenced operations on February 1, 1998. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected. The assets of the Separate Account are invested in one or more of the funds of the State Farm Variable Product Trust (the "Trust") at the fund's net asset value in accordance with the selection made by the contract owners.

       TRANSACTIONS WITH SPONSOR

       A surplus contribution of $59,500,000 was made to the Separate Account by the Company in 1998. As an investor in the Separate Account, the Company shares in the investment performance of the funds held by the Separate Account in relation to the portion of its ownership of fund shares, which shares are subject to the same valuation procedures as contract owners' shares. The market value of the Company's investment in the Separate Account as surplus contributed was $80,319,575 and $66,805,224 at December 31, 1999 and 1998, respectively.



  2.   ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets and liabilities at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

STATE FARM LIFE INSURANCE COMPANY
VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED

  3.   SIGNIFICANT ACCOUNTING POLICIES

       VALUATION OF INVESTMENTS

       Investments in the Separate Account are valued by using net asset values which are based on the daily closing prices of the underlying securities in the Separate Account funds.

       SECURITIES TRANSACTIONS AND INVESTMENT INCOME

       Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the fund as of the beginning of the valuation date.

       ACCUMULATION UNIT VALUATION

       On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the Exchange by dividing the contract owners' share of the value of each fund's investments and other assets, less liabilities, by the number of contract holder accumulation units outstanding in the respective fund.

       FEDERAL INCOME TAX

       The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Separate Account are part of the total operations of the Company and are not taxed as a separate entity.

       Under Federal Income tax law, net investment income and realized gains (losses) are retained in the Separate Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.



  4.   EXPENSES AND DEDUCTIONS

       A mortality and expense risk charge is deducted by the Company from the Separate Account on a daily basis which is equal, on an annual basis, to 1.15% of the daily net asset value of the contract owners' portion of assets in the Separate Account. The charge may be adjusted after contract issue, but is guaranteed not to exceed 1.25% of net assets. Although periodic retirement payments to contract owners vary according to the investment performance of the fund, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts. The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the

STATE FARM LIFE INSURANCE COMPANY
VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED


  4.   EXPENSES AND DEDUCTIONS, CONTINUED

       Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets. The disbursements for mortality and expense risk and premium and death benefit guarantee risk charges amounted to $2,415,592 and $220,668 during 1999 and 1998, respectively.

       A $30 administrative fee is deducted from the policy accumulation value upon each policy anniversary, full surrender of the policy if not surrendered on the anniversary, or the annuity Date, as defined. If that date is not on the policy anniversary, the administrative fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract. Total administrative fees earned by the Company were $217,790 and $3,023 during 1999 and 1998, respectively.

       A surrender charge may be deducted in the event of a withdrawal or surrender to reimburse the Company for expenses incurred in connection with issuing a contract. The full surrender charge will be reduced during the first seven contract years until it reaches zero in the eighth contract year. Total surrender fees were $303,751 and $13,826 during 1999 and 1998, respectively.

       The Company reserves the right to deduct a $25 transfer processing fee for each transfer in excess of 12 during a policy year.

STATE FARM LIFE INSURANCE COMPANY
VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED


  5.   CONTRACT OWNERS' EQUITY

       Contract owners' equity is represented by accumulation units in the related Separate Account as well as the value of the fund shares owned by the Company.

       At December 31, 1999 and 1998, the ownership of the Separate Account was represented by the following accumulation units and accumulation unit values and surplus contributed. (Multiplication of amounts shown may not equal contract owners' equity because of rounding.)

        1999                             CONTRACT OWNERS' EQUITY
       ------                           -------------------------           CONTRACT
                                           UNIT          UNITS               OWNERS'           SURPLUS           TOTAL
        FUND                              VALUE       OUTSTANDING            EQUITY          CONTRIBUTED         EQUITY
        Large Cap Equity Index               14.62       9,589,062        $ 140,111,736      $11,668,516      $151,780,252
        Small Cap Equity Index               11.48       4,144,714           47,553,666       17,693,648        65,247,315
        Bond                                 10.38       3,763,800           39,036,345        5,294,094        44,330,439
        Money Market                         10.77       2,247,788           24,128,062        5,487,252        29,615,314
        International Equity Index           13.97       4,189,443           58,478,473       40,176,001        98,654,474
        Stock and Bond Balanced              12.55       2,570,571           32,249,052               64        32,249,117
                                                                          -------------      -----------      -------------

                 Total                                                    $ 341,557,334      $80,319,575      $421,876,909
                                                                          -------------      -----------      -------------
                                                                          -------------      -----------      -------------

        1998                             CONTRACT OWNERS' EQUITY
       ------                           -------------------------           CONTRACT
                                           UNIT          UNITS               OWNERS'           SURPLUS           TOTAL
        FUND                              VALUE       OUTSTANDING            EQUITY          CONTRIBUTED         EQUITY
        Large Cap Equity Index             $ 12.29       2,268,943        $  27,881,144      $ 9,694,798      $ 37,575,942
        Small Cap Equity Index                9.66       1,165,426           11,257,628       14,715,887        25,973,515
        Bond                                 10.56       1,087,170           11,478,967        5,324,531        16,803,498
        Money Market                         10.36         780,327            8,084,709        5,237,425        13,322,134
        International Equity Index           11.20       1,082,873           12,124,506       31,832,526        43,957,032
        Stock and Bond Balanced              11.35         472,461            5,360,678               57         5,360,735
                                                                          -------------      -----------      -------------

                 Total                                                    $  76,187,632      $66,805,224      $142,992,856
                                                                          -------------      -----------      -------------
                                                                          -------------      -----------      -------------

STATE FARM LIFE INSURANCE COMPANY
VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED


  5.   CONTRACT OWNERS' EQUITY, CONTINUED

       Purchases and sales of Trust's shares by the Separate Account for the year ended December 31, 1999 by each Fund are shown below:

                                                                          PURCHASES             SALES
        Large Cap Equity Index                                              $ 98,988,359         $ 195,331
        Small Cap Equity Index                                                32,071,978           105,366
        Bond                                                                  31,164,205         1,772,450
        Money Market                                                          19,847,022         3,553,843
        International Equity Index                                            36,920,264            93,592
        Stock and Bond Balanced                                               24,915,817           359,933
                                                                      -------------------   ---------------

                 Total                                                     $ 243,907,645        $6,080,515
                                                                      -------------------   ---------------
                                                                      -------------------   ---------------




  6.   NET ASSETS

                                                           STATE FARM VARIABLE PRODUCTS TRUST
                         ----------------------------------------------------------------------------------------------------------
                            LARGE          SMALL
                             CAP            CAP                                    INTERNATIONAL       STOCK
                           EQUITY         EQUITY                        MONEY          EQUITY           AND
                            INDEX          INDEX          BOND          MARKET         INDEX           BOND
                            FUND           FUND           FUND           FUND           FUND           FUND         COMBINED
                         ----------------------------------------------------------------------------------------------------------
Proceeds from units
     purchased           $113,942,774    $38,157,154   $ 46,997,920    $38,595,795    $45,701,161    $28,045,653   $311,440,457

Cost of units
     redeemed               7,665,262      1,604,100     (7,747,633)   (15,152,858)     1,913,417      1,686,986    (10,030,726)

Surplus contributed         7,500,000     15,000,000      5,000,000      5,000,000     27,000,000             50     59,500,050

Investment income           3,534,657      3,838,583      2,191,672      1,391,458      1,406,107         42,959     12,405,436

Mortality and risk
     expense charges       (1,039,369)      (362,052)      (361,421)      (219,083)      (424,053)      (230,282)    (2,636,260)

Realized gain (loss)
     on investments           (23,835)       (28,439)       (94,057)                      (16,336)        (5,849)      (168,516)

Unrealized appreciation
     (depreciation)        20,200,763      7,037,969     (1,656,042)                   23,074,178      2,709,600     51,366,468
                         ------------    -----------   ------------    -----------    -----------    -----------   -------------
                         $151,780,252    $65,247,315   $ 44,330,439    $29,615,312    $98,654,474    $32,249,117   $421,876,909
                         ------------    -----------   ------------    -----------    -----------    -----------   -------------
                         ------------    -----------   ------------    -----------    -----------    -----------   -------------

                                    PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

     All required financial statements are included in Part B.

(b)  Exhibits

     (1) Resolutions of the Board of Directors of State Farm Life Insurance Company ("State Farm") establishing the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account").*

     (2)  Not Applicable.

     (3)  (a)  Distribution Agreement.****
          (b)  Registered Representative Agreement


     (4)  (a)  Form of Policy.**
          (b)  Riders to Form of Policy

     (5)  Application.**

     (6)  (a)  Articles of Incorporation of State Farm.*
          (b)  By-Laws of State Farm.*

     (7)  Not Applicable.

     (8)  Participation Agreement.****

     (9)  Opinion and Consent of Counsel.***

     (10) (a)  Consent of Sutherland, Asbill & Brennan.
          (b)  Consent of PricewaterhouseCoopers LLP

     (11) Not Applicable.

     (12) Not Applicable.

     (13) Not Applicable.

     (14) Powers of Attorney

________________

     * Incorporated by reference to the Registrant's initial registration statement filed with the Securities and Exchange Commission on January 3, 1997 (File No. 333-19189).

    ** Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on October 10, 1997 (File No. 333-19189).

   *** Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 7, 1997.

  ****  Incorporated by reference to Registrant's Post-Effective
        Amendment No. 4 filed with the Securities and Exchange Commission on April 30, 1999.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR



       NAME AND PRINCIPAL
       BUSINESS ADDRESS/*/       Position with State Farm
       ----------------          ------------------------
       Edward B. Rust, Jr.       Director; President; Chairman of the Board
       Roger B. Tompkins         Director: Executive Vice President
       Darrell W. Beernink       Director; Vice President and Actuary
       Charles R. Wright         Director; Executive Vice President and Chief
                                 Agency and Marketing Officer
       Wendy L. Gramm            Director
       Roger S. Joslin           Director
       W.H. Knight, Jr.          Director
       Kurt G. Moser             Director; Senior Vice President - Investments
       George L. Perry           Director
       Susan M. Phillips         Director
       Jerry Porras              Director
       Vincent J. Trosino        Director
       Mary Rebecca Blakeslee    Vice President - Life/Health Underwriting
       Barbara Cowden            Director
       James G. Fisher           Vice President - Operations
       Kim M. Brunner            Senior Vice President and General Counsel
       Danny L. Scott, M.D.      Vice President and Medical Director
       Laura P. Sullivan         Vice President, Counsel and Secretary
       Dale R. Egeberg           Vice President and Controller - Life
       Terry L. Huff             Vice President - Advanced Products
       Max E. McPeek             Vice President - Compliance


* The principal business address of all the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

State Farm Mutual Automobile Insurance Company

          State Farm County Mutual Insurance Company of Texas (Common
            Management)
          State Farm Financial Services, FSB (100% Ownership)
          State Farm Florida Insurance Company (100% Ownership)
          State Farm General Insurance Company (100% Ownership)
          State Farm Fire and Casualty Company (100% Ownership)
          State Farm Life Insurance Company (100% Ownership)
                 State Farm Annuity and Life Insurance Company (100% Ownership) State Farm Life and Accident Assurance Company (100% Ownership)
          State Farm Indemnity Company (100% Ownership)
          Amberjack, Ltd. (100% Ownership)
                 Fiesta Jack, Ltd. (100% Ownership)
          State Farm Investment Management Corp. (100% Ownership)
          State Farm International Services, Inc. (100% Ownership)
          State Farm VP Management Corp. (100% Ownership)
          Insurance Placement Services, Inc. (100% Ownership)
          Top Layer Reinsurance LTD (50% Ownership)
          State Farm Lloyds, Inc. (100% Ownership)
                 State Farm Lloyds (Attorney-in-Fact)

ITEM 27.  NUMBER OF POLICY OWNERS

          As of April 1, 2000, there were 54,916 policy owners.


ITEM 28.  INDEMNIFICATION

          Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

          The Articles of Incorporation, as amended, and the Bylaws of State Farm Life Insurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

ITEM 29.  PRINCIPAL UNDERWRITER

          (a) State Farm VP Management Corp. ("State Farm VP") is the registrant's principal underwriter.

          (b)  Officers and Directors of State Farm VP.

Name and Principal        Positions and Offices
Business Address*         With the Underwriter
------------------        ---------------------
Edward B. Rust, Jr.       Director; President, CEO
Roger S. Joslin           Director; Vice President and
                           Treasurer; CFO
Kurt G. Moser             Director
Charles R. Wright         Director; Vice President,
                           Sales and Marketing
Roger B. Tompkins         Director; Vice President,
                           Administration; COO
Ralph O. Bolt             Assistant Vice President,
                           Sales and Marketing
David R. Grimes           Assistant Vice President,
                           Financial; Secretary
Terry L. Huff             Assistant Vice President,
                           Administration; Manager, OSJ
Max E. McPeek             Assistant Vice President, Compliance;
                           Chief Compliance Officer
Stephen L. Horton         Assistant Secretary; Counsel


* The principal business address of all of the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.



ITEM 30.  LOCATION OF BOOKS AND RECORDS

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by State Farm at One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 31.  MANAGEMENT SERVICES

          All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

          (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Policies offered herein are being accepted.

          (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to State Farm for a Statement of Additional Information.

          (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to State Farm at the address or phone number listed in the prospectus.

          (d) State Farm represents that in connection with its offering of the Policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

          (e) State Farm represents that the fees and charges under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm.

                            SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, State Farm Life Insurance Company Variable Annuity Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf in the City of Bloomington and the State of Illinois, on this 27th day of April, 2000.



                                 State Farm Life Insurance Company
                                 Variable Annuity Separate Account
                                            (Registrant)


(SEAL)
                                 By: State Farm Life Insurance Company
                                             (Depositor)


Attest: /s/ Stephen L. Horton               By:      *
        -----------------                     ---------------
        Stephen L. Horton                     Edward B. Rust, Jr.
                                              President
                                              State Farm Life Insurance Company

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature                          Title                              Date
---------                          -----                              ----


         *                 President and Director                 --------------
--------------------       (Principal Executive Officer)
Edward B. Rust, Jr.


         *                 Executive Vice President and           --------------
--------------------       Director
Roger B. Tompkins


         *                 Vice President and Controller          --------------
--------------------       (Principal Accounting Officer)
Dale R. Egeberg


         *                 Director, Vice President and Actuary   --------------
--------------------       (Principal Financial Officer)
Darrell W. Beernink



         *                 Director                               --------------
--------------------
Barbara Cowden



         *                 Director                               --------------
--------------------
Wendy L. Gramm



         *                 Director                               --------------
--------------------
Roger S. Joslin


                           Director                               --------------
--------------------
W. H. Knight, Jr.



         *                 Director and Senior Vice President     --------------
--------------------
Kurt G. Moser



         *                 Director                               --------------
--------------------
George L. Perry



                           Director                               --------------
--------------------
Susan M. Phillips



                           Director                               --------------
--------------------
Jerry Porras



         *                 Director                               --------------
--------------------
Vincent J. Trosino



         *                 Director                               --------------
--------------------
Charles R. Wright



* By /s/ Stephen L. Horton                                        April 27, 1999
     ---------------------------                                  --------------
         Stephen L. Horton                                             Date
         Pursuant to Power of Attorney